                              MICHAELS STORES, INC.

                              EMPLOYEES 401(K) PLAN

              (AS AMENDED AND RESTATED EFFECTIVE FEBRUARY 1, 1994)

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                              MICHAELS STORES, INC.
                              EMPLOYEES 401(K) PLAN
              (AS AMENDED AND RESTATED EFFECTIVE FEBRUARY 1, 1994)


                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
                                 P R E A M B L E

                                    ARTICLE 1

                                   DEFINITIONS

          1.01 ACCOUNT . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
          1.02 ACCOUNT BALANCE . . . . . . . . . . . . . . . . . . . . . . .   1
          1.03 ACTUAL DEFERRAL PERCENTAGE. . . . . . . . . . . . . . . . . .   1
          1.04 ADJUSTMENT FACTOR . . . . . . . . . . . . . . . . . . . . . .   1
          1.05 ADMINISTRATION COMMITTEE. . . . . . . . . . . . . . . . . . .   2
          1.06 AVERAGE ACTUAL DEFERRAL PERCENTAGE. . . . . . . . . . . . . .   2
          1.07 AVERAGE CONTRIBUTION PERCENTAGE . . . . . . . . . . . . . . .   2
          1.08 BENEFICIARY . . . . . . . . . . . . . . . . . . . . . . . . .   2
          1.09 BOARD . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
          1.10 CODE. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
          1.11 COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
          1.12 COMPENSATION. . . . . . . . . . . . . . . . . . . . . . . . .   2
          1.13 CONTRIBUTION PERCENTAGE . . . . . . . . . . . . . . . . . . .   3
          1.14 EFFECTIVE DATE. . . . . . . . . . . . . . . . . . . . . . . .   3
          1.15 ELIGIBILITY QUALIFICATION PERIOD. . . . . . . . . . . . . . .   3
          1.16 EMPLOYEE. . . . . . . . . . . . . . . . . . . . . . . . . . .   4
          1.17 EMPLOYEE CONTRIBUTIONS. . . . . . . . . . . . . . . . . . . .   5
          1.18 EMPLOYEE CONTRIBUTION ACCOUNT . . . . . . . . . . . . . . . .   5
          1.19 EMPLOYER. . . . . . . . . . . . . . . . . . . . . . . . . . .   5
          1.20 EMPLOYER MATCHING CONTRIBUTIONS . . . . . . . . . . . . . . .   5
          1.21 EMPLOYER MATCHING CONTRIBUTION ACCOUNT. . . . . . . . . . . .   5
          1.22 EMPLOYMENT COMMENCEMENT DATE. . . . . . . . . . . . . . . . .   5
          1.23 ENTRY DATE. . . . . . . . . . . . . . . . . . . . . . . . . .   5
          1.24 ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
          1.25 EXCESS AGGREGATE CONTRIBUTIONS. . . . . . . . . . . . . . . .   5
          1.26 EXCESS CONTRIBUTIONS. . . . . . . . . . . . . . . . . . . . .   5
          1.27 EXCESS DEFERRALS. . . . . . . . . . . . . . . . . . . . . . .   5
          1.28 FAMILY MEMBER . . . . . . . . . . . . . . . . . . . . . . . .   5
          1.29 HIGHLY COMPENSATED EMPLOYEE . . . . . . . . . . . . . . . . .   5
          1.30 HOUR OF SERVICE . . . . . . . . . . . . . . . . . . . . . . .   6
          1.31 INVESTMENT COMMITTEE. . . . . . . . . . . . . . . . . . . . .   7
          1.32 LEAVE OF ABSENCE. . . . . . . . . . . . . . . . . . . . . . .   7
          1.33 LIMITATION YEAR . . . . . . . . . . . . . . . . . . . . . . .   8
          1.34 NORMAL RETIREMENT DATE. . . . . . . . . . . . . . . . . . . .   8
          1.35 NONHIGHLY COMPENSATED EMPLOYEE. . . . . . . . . . . . . . . .   8
          1.36 ONE-YEAR BREAK IN SERVICE . . . . . . . . . . . . . . . . . .   8
          1.37 PARTICIPANT . . . . . . . . . . . . . . . . . . . . . . . . .   8
          1.38 PLAN. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
          1.39 PLAN YEAR . . . . . . . . . . . . . . . . . . . . . . . . . .   8
          1.40 PRIOR PLAN ACCOUNT. . . . . . . . . . . . . . . . . . . . . .   8
          1.41 ROLLOVER CONTRIBUTIONS. . . . . . . . . . . . . . . . . . . .   8

MICHAELS STORES, INC.
EMPLOYEES 401(k) PLAN--(February 1994)                                   PAGE i

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          1.42 ROLLOVER CONTRIBUTION ACCOUNT . . . . . . . . . . . . . . . .   8
          1.43 SALARY REDUCTION CONTRIBUTION ELECTION. . . . . . . . . . . .   8
          1.44 SALARY REDUCTION CONTRIBUTION ACCOUNT . . . . . . . . . . . .   8
          1.45 SALARY REDUCTION CONTRIBUTION . . . . . . . . . . . . . . . .   8
          1.46 TRUST OR TRUST FUND . . . . . . . . . . . . . . . . . . . . .   8
          1.47 TRUST AGREEMENT . . . . . . . . . . . . . . . . . . . . . . .   8
          1.48 TRUSTEE . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
          1.49 VALUATION DATE. . . . . . . . . . . . . . . . . . . . . . . .   9
          1.50 VESTING COMPUTATION PERIOD. . . . . . . . . . . . . . . . . .   9
          1.51 YEAR OF ELIGIBILITY SERVICE . . . . . . . . . . . . . . . . .   9
          1.52 YEAR OF SERVICE . . . . . . . . . . . . . . . . . . . . . . .   9
          1.53 YEAR OF VESTING SERVICE . . . . . . . . . . . . . . . . . . .   9

                                    ARTICLE 2

                          ELIGIBILITY AND PARTICIPATION

          2.01 PLAN ENTRY DATE . . . . . . . . . . . . . . . . . . . . . . .  10
          2.02 PARTICIPATION REQUIREMENTS. . . . . . . . . . . . . . . . . .  10
          2.03 TERMINATION OF EMPLOYMENT . . . . . . . . . . . . . . . . . .  10
          2.04 REHIRED EMPLOYEE. . . . . . . . . . . . . . . . . . . . . . .  10
          2.05 LOSS OF PARTICIPANT STATUS. . . . . . . . . . . . . . . . . .  10
          2.06 SUSPENSION OF PARTICIPATION . . . . . . . . . . . . . . . . .  10
          2.07 REEMPLOYMENT; VESTING SERVICE . . . . . . . . . . . . . . . .  10
          2.08 NOTICE OF PARTICIPATION . . . . . . . . . . . . . . . . . . .  10

                                    ARTICLE 3

                         SALARY REDUCTION CONTRIBUTIONS

          3.01 SALARY REDUCTION CONTRIBUTIONS. . . . . . . . . . . . . . . .  11
          3.02 SALARY REDUCTION CONTRIBUTION ELECTION. . . . . . . . . . . .  12
          3.03 SUSPENSION OF, OR CHANGE IN, SALARY REDUCTION CONTRIBUTION
               ELECTION  . . . . . . . . . . . . . . . . . . . . . . . . . .  12
          3.04 DEFERRAL PERCENTAGE LIMITATION. . . . . . . . . . . . . . . .  12
          3.05 SPECIAL RULES ON DEFERRAL PERCENTAGE LIMITATIONS. . . . . . .  13
          3.06 ADJUSTMENT OF SALARY REDUCTION CONTRIBUTIONS. . . . . . . . .  13
          3.07 AGGREGATE LIMIT . . . . . . . . . . . . . . . . . . . . . . .  14
          3.08 RETURN OF CONTRIBUTIONS ABOVE THE AGGREGATE LIMIT . . . . . .  15

                                    ARTICLE 4

           EMPLOYER MATCHING CONTRIBUTIONS AND EMPLOYEE CONTRIBUTIONS

          4.01 EMPLOYER MATCHING CONTRIBUTIONS . . . . . . . . . . . . . . .  16
          4.02 TIMING OF EMPLOYER MATCHING CONTRIBUTIONS . . . . . . . . . .  16
          4.03 EMPLOYEE CONTRIBUTIONS. . . . . . . . . . . . . . . . . . . .  16
          4.04 PERCENTAGE LIMITATION ON EMPLOYER MATCHING CONTRIBUTIONS. . .  17
          4.05 SPECIAL RULES FOR CONTRIBUTION PERCENTAGE LIMIT TESTING . . .  17
          4.06 ADJUSTMENTS TO CONTRIBUTIONS. . . . . . . . . . . . . . . . .  17
          4.07 OVERALL LIMITATION ON ANNUAL ADDITIONS. . . . . . . . . . . .  18
          4.08 SPECIAL RULES . . . . . . . . . . . . . . . . . . . . . . . .  18
          4.09 DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . .  19
          4.10 REVERSION OF EMPLOYER MATCHING CONTRIBUTIONS. . . . . . . . .  20



MICHAELS STORES, INC.
EMPLOYEES 401(k) PLAN--(February 1994)                                   PAGE ii

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                                    ARTICLE 5

                             PARTICIPANTS' ACCOUNTS

          5.01  SEPARATE SUBACCOUNTS . . . . . . . . . . . . . . . . . . . .  21
          5.02  VALUATION OF TRUST FUND. . . . . . . . . . . . . . . . . . .  21
          5.03  STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . .  21

                                    ARTICLE 6

                                   INVESTMENTS

          6.01  TRUST FUND . . . . . . . . . . . . . . . . . . . . . . . . .  22
          6.02  AUTHORIZED INVESTMENTS AND INVESTMENT CONTROL. . . . . . . .  22
          6.03  ASSUMPTION OF RISK BY PARTICIPANTS . . . . . . . . . . . . .  23
          6.04  GENERAL PROVISIONS REGARDING INVESTMENT DIRECTION. . . . . .  23
          6.05  INDEPENDENT QUALIFIED PUBLIC ACCOUNTANT. . . . . . . . . . .  24

                                    ARTICLE 7

                   DEATH BENEFITS AND BENEFICIARY DESIGNATIONS

          7.01  DISTRIBUTION DUE TO DEATH. . . . . . . . . . . . . . . . . .  25
          7.02  BENEFICIARY DESIGNATION. . . . . . . . . . . . . . . . . . .  25

                                    ARTICLE 8

                      VESTING AND TERMINATION OF EMPLOYMENT

          8.01  VESTING IN SALARY REDUCTION, EMPLOYEE AND ROLLOVER
                CONTRIBUTIONS. . . . . . . . . . . . . . . . . . . . . . . .  27
          8.02  VESTING IN EMPLOYER MATCHING CONTRIBUTIONS . . . . . . . . .  27
          8.03  FORFEITURES. . . . . . . . . . . . . . . . . . . . . . . . .  27
          8.04  DISTRIBUTION OF VESTED BENEFITS. . . . . . . . . . . . . . .  28

                                    ARTICLE 9

                            DISTRIBUTION OF BENEFITS

          9.01  NORMAL FORM OF BENEFIT . . . . . . . . . . . . . . . . . . .  29
          9.02  TIME OF DISTRIBUTION . . . . . . . . . . . . . . . . . . . .  29
          9.03  INVESTMENT OF ACCOUNT BALANCE OF TERMINATED PARTICIPANT. . .  29
          9.04  LATEST DISTRIBUTION DATE . . . . . . . . . . . . . . . . . .  30
          9.05  MANDATED COMMENCEMENT OF BENEFITS. . . . . . . . . . . . . .  30
          9.06  DIRECT ROLLOVERS . . . . . . . . . . . . . . . . . . . . . .  30
          9.07  WAIVER OF 30 DAY NOTICE. . . . . . . . . . . . . . . . . . .  30

                                   ARTICLE 10

                           WITHDRAWALS WHILE EMPLOYED

          10.01 WITHDRAWALS. . . . . . . . . . . . . . . . . . . . . . . . .  31
          10.02 HARDSHIP WITHDRAWALS . . . . . . . . . . . . . . . . . . . .  31
          10.03 IN-SERVICE WITHDRAWALS FOR FORMER LEEWARDS PLAN
                PARTICIPANTS . . . . . . . . . . . . . . . . . . . . . . . .  32

MICHAELS STORES, INC.
EMPLOYEES 401(k) PLAN--(February 1994)                                 PAGE iii

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                                   ARTICLE 11

                                      LOANS

          11.01  OVERALL LIMITATIONS. . . . . . . . . . . . . . . . . . .  33
          11.02  TERMS OF LOAN. . . . . . . . . . . . . . . . . . . . . .  33
          11.03  SOURCE OF LOANS. . . . . . . . . . . . . . . . . . . . .  33
          11.04  WITHHOLDING AND APPLICATION OF LOAN PAYMENTS . . . . . .  34
          11.05  DEFAULT. . . . . . . . . . . . . . . . . . . . . . . . .  34

                                   ARTICLE 12

                                PLAN FIDUCIARIES

          12.01  FIDUCIARIES. . . . . . . . . . . . . . . . . . . . . . .  35
          12.02  ALLOCATION OF RESPONSIBILITIES . . . . . . . . . . . . .  35
          12.03  PROCEDURES FOR DELEGATION AND ALLOCATION OF
                 RESPONSIBILITIES . . . . . . . . . . . . . . . . . . . .  35
          12.04  GENERAL FIDUCIARY STANDARDS. . . . . . . . . . . . . . .  36
          12.05  LIABILITY AMONG CO-FIDUCIARIES . . . . . . . . . . . . .  36

                                   ARTICLE 13

                 COMPANY AND EMPLOYER ADMINISTRATION PROVISIONS

          13.01  INFORMATION. . . . . . . . . . . . . . . . . . . . . . .  38
          13.02  NO LIABILITY . . . . . . . . . . . . . . . . . . . . . .  38
          13.03  COMPANY AND EMPLOYER ACTION. . . . . . . . . . . . . . .  38
          13.04  INDEMNITY. . . . . . . . . . . . . . . . . . . . . . . .  38
          13.05  AMENDMENT TO VESTING SCHEDULE. . . . . . . . . . . . . .  38

                                   ARTICLE 14

                       COMMITTEE ADMINISTRATION PROVISIONS

          14.01  APPOINTMENT OF COMMITTEES. . . . . . . . . . . . . . . .  39
          14.02  TERM . . . . . . . . . . . . . . . . . . . . . . . . . .  39
          14.03  COMPENSATION . . . . . . . . . . . . . . . . . . . . . .  39
          14.04  POWER OF ADMINISTRATION COMMITTEE. . . . . . . . . . . .  39
          14.05  POWER OF INVESTMENT COMMITTEE. . . . . . . . . . . . . .  40
          14.06  MANNER OF ACTION . . . . . . . . . . . . . . . . . . . .  40
          14.07  AUTHORIZED REPRESENTATIVE. . . . . . . . . . . . . . . .  40
          14.08  NONDISCRIMINATION. . . . . . . . . . . . . . . . . . . .  40
          14.09  INTERESTED MEMBER. . . . . . . . . . . . . . . . . . . .  40
          14.10  BOOKS AND RECORDS. . . . . . . . . . . . . . . . . . . .  41

                                   ARTICLE 15

                                    THE TRUST

          15.01  PURPOSE OF THE TRUST FUND. . . . . . . . . . . . . . . .  42
          15.02  APPOINTMENT OF TRUSTEE . . . . . . . . . . . . . . . . .  42
          15.03  EXCLUSIVE BENEFIT OF PARTICIPANTS. . . . . . . . . . . .  42
          15.04  BENEFITS LIMITED TO THE TRUST FUND . . . . . . . . . . .  42



MICHAELS STORES, INC.
EMPLOYEES 401(k) PLAN--(February 1994)                                   PAGE iv

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                                   ARTICLE 16

                      PARTICIPANT ADMINISTRATION PROVISIONS

          16.01  PERSONAL DATA TO ADMINISTRATION COMMITTEE. . . . . . . .  43
          16.02  ADDRESS FOR NOTIFICATION . . . . . . . . . . . . . . . .  43
          16.03  INFORMATION AVAILABLE. . . . . . . . . . . . . . . . . .  43
          16.04  CLAIMS PROCEDURE . . . . . . . . . . . . . . . . . . . .  43
          16.05  APPEAL PROCEDURE FOR DENIAL OF BENEFITS. . . . . . . . .  43

                                   ARTICLE 17

                            AMENDMENT OR TERMINATION

          17.01  RIGHT TO AMEND . . . . . . . . . . . . . . . . . . . . .  45
          17.02  RIGHT TO TERMINATE PLAN. . . . . . . . . . . . . . . . .  45
          17.03  OBLIGATIONS UPON MERGER, CONSOLIDATION OR TRANSFER . . .  45
          17.04  OBLIGATIONS UPON TERMINATION, PARTIAL TERMINATION OR
                 DISCONTINUANCE . . . . . . . . . . . . . . . . . . . . .  45
          17.05  CONTINUED FUNDING AFTER PLAN TERMINATION . . . . . . . .  45
          17.06  DISTRIBUTION UPON DISPOSITION OF ASSETS OR SUBSIDIARY. .  46

                                   ARTICLE 18

                               GENERAL PROVISIONS

          18.01  NO CONTRACT OF EMPLOYMENT; NO RIGHTS IMPLIED . . . . . .  47
          18.02  NONALIENATION. . . . . . . . . . . . . . . . . . . . . .  47
          18.03  INCAPACITY . . . . . . . . . . . . . . . . . . . . . . .  47
          18.04  SERVICE IN MORE THAN ONE CAPACITY. . . . . . . . . . . .  47
          18.05  INTENT TO QUALIFY. . . . . . . . . . . . . . . . . . . .  47

                                   ARTICLE 19

                      ROLLOVER CONTRIBUTIONS AND TRANSFERS

          19.01  ROLLOVER FROM OTHER PLANS. . . . . . . . . . . . . . . .  48
          19.02  ROLLOVER FROM CONDUIT INDIVIDUAL RETIREMENT
                 ARRANGEMENT. . . . . . . . . . . . . . . . . . . . . . .  48
          19.03  TRANSFERS DIRECTLY FROM OTHER PLANS. . . . . . . . . . .  48
          19.04  MISTAKEN ROLLOVER. . . . . . . . . . . . . . . . . . . .  48

                                   ARTICLE 20

                              TOP-HEAVY PROVISIONS

          20.01  TOP-HEAVY PLAN DEFINED . . . . . . . . . . . . . . . . .  50
          20.02  OTHER DEFINITIONS. . . . . . . . . . . . . . . . . . . .  50
          20.03  TOP-HEAVY CONTRIBUTIONS. . . . . . . . . . . . . . . . .  51
          20.04  ADJUSTMENT TO LIMITATION ON ANNUAL ADDITIONS . . . . . .  51

                                   ARTICLE 21

                       QUALIFIED DOMESTIC RELATIONS ORDERS

          21.01  TERMS OF QDRO. . . . . . . . . . . . . . . . . . . . . .  53
          21.02  QDRO DEFINITIONS . . . . . . . . . . . . . . . . . . . .  53
          21.03  DISTRIBUTION BEFORE TERMINATION OF EMPLOYMENT. . . . . .  53


MICHAELS STORES, INC.
EMPLOYEES 401(k) PLAN--(February 1994)                                   PAGE v

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          21.04  TREATMENT OF FORMER SPOUSE . . . . . . . . . . . . . . .  54
          21.05  NOTIFICATION OF RECEIPT OF ORDER . . . . . . . . . . . .  54
          21.06  SEPARATE ACCOUNTING. . . . . . . . . . . . . . . . . . .  54

                                   ARTICLE 22

                             EMPLOYER PARTICIPATION

          22.01  ADOPTION BY EMPLOYERS. . . . . . . . . . . . . . . . . .  55
          22.02  WITHDRAWAL BY EMPLOYER . . . . . . . . . . . . . . . . .  55
          22.03  ADOPTION CONTINGENT UPON INITIAL AND CONTINUED
                 QUALIFICATION. . . . . . . . . . . . . . . . . . . . . .  55

                                   ARTICLE 23

                                  MISCELLANEOUS

          23.01  RECEIPTS . . . . . . . . . . . . . . . . . . . . . . . .  56
          23.02  NO GUARANTEE OF INTEREST . . . . . . . . . . . . . . . .  56
          23.03  PAYMENT OF EXPENSES. . . . . . . . . . . . . . . . . . .  56
          23.04  RECORDS. . . . . . . . . . . . . . . . . . . . . . . . .  56
          23.05  INTERPRETATIONS AND ADJUSTMENTS. . . . . . . . . . . . .  56
          23.06  EVIDENCE . . . . . . . . . . . . . . . . . . . . . . . .  56
          23.07  SEVERABILITY . . . . . . . . . . . . . . . . . . . . . .  56
          23.08  NOTICE . . . . . . . . . . . . . . . . . . . . . . . . .  56
          23.09  SUCCESSORS . . . . . . . . . . . . . . . . . . . . . . .  56
          23.10  HEADINGS . . . . . . . . . . . . . . . . . . . . . . . .  56
          23.11  GOVERNING LAW. . . . . . . . . . . . . . . . . . . . . .  56

                                   APPENDIX I

                                   APPENDIX II





MICHAELS STORES, INC.
EMPLOYEES 401(k) PLAN--(February 1994)                                   PAGE vi

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                              MICHAELS STORES, INC.
                              EMPLOYEES 401(K) PLAN
              (AS AMENDED AND RESTATED EFFECTIVE FEBRUARY 1, 1994)


                                 P R E A M B L E

The Michaels Stores, Inc. Employees 401(k) Plan (As Amended and Restated Effective February 1, 1994) (the "PLAN") is designed to provide Eligible Employees and Beneficiaries with the opportunity to accumulate capital for their future economic security, to encourage Eligible Employees to remain in the service of the Employers and to provide additional incentives for Employee performance on behalf of the Employer. The Plan was originally adopted effective as of February 1, 1987 and was most recently amended and restated effective May 1, 1992. The Plan was again amended and restated by an instrument signed on April 18, 1994.

In connection with the Company's application to the Internal Revenue Service (filed on March 31, 1995) for a favorable determination letter on the tax qualification of the Plan, the Internal Revenue Service requested that certain amendments be made to the Plan documents. This instrument contains all amendments to the Plan through the date of execution hereof and has been approved by the Internal Revenue Service pursuant to a favorable determination letter dated September 17, 1996.

The Plan is intended to be a profit sharing plan qualifying under Code Section 401(a) with a cash or deferred arrangement qualifying under Code Section 401(k). The Plan is intended to comply with the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the regulations promulgated thereunder; the provisions of the Internal Revenue Code of 1986, as amended (the "CODE"), and the Treasury Regulations promulgated thereunder; and other applicable Federal laws and regulations.


                                    ARTICLE 1

                                   DEFINITIONS

The following words and phrases when used with an initial capital letter shall have the meanings set out in this Article 1; the masculine, feminine and neuter gender shall include the others unless a different meaning is plainly required by the context; and words importing the singular shall include the plural and the plural the singular whenever the context requires.

1.01 ACCOUNT shall mean the record of each Participant's and Beneficiary's Plan interest and changes thereto as reflected in the Plan's books and records. The Administration Committee may cause subaccounts to be maintained for each Participant as necessary to reflect different types of Plan contributions allocated on behalf of each Participant.

1.02 ACCOUNT BALANCE shall mean the sum of the amounts credited to a Participant's Account as of any Valuation Date.

1.03 ACTUAL DEFERRAL PERCENTAGE shall mean the ratio (expressed as a percentage) of the Salary Reduction Contributions made on behalf of each Eligible Employee for the Plan Year to the Eligible Employee's Compensation for the Plan Year. If an Eligible Employee makes no Salary Reduction Contributions, the Actual Deferral Percentage with respect to such person shall be zero. The Actual Deferral Percentage of each Eligible Employee shall be calculated to the nearest hundredth of a percentage point.

1.04 ADJUSTMENT FACTOR shall mean the cost of living adjustment factor prescribed by the Secretary of the Treasury of the Treasury under Code
Section 415(d) as applied to such items and in such manner as the Secretary shall provide.

MICHAELS STORES, INC.
EMPLOYEES 401(k) PLAN--(February 1994)                                   PAGE 1

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1.05 ADMINISTRATION COMMITTEE shall mean the persons appointed pursuant to
Article 14 who are responsible for Plan administration.

1.06 AVERAGE ACTUAL DEFERRAL PERCENTAGE shall mean the average of the Actual Deferral Percentages of the Eligible Employees in a group.

1.07 AVERAGE CONTRIBUTION PERCENTAGE shall mean the average of the Contribution Percentages of the Eligible Employees in a group.

1.08 BENEFICIARY shall mean the person or entity designated in writing by a Participant, or otherwise determined in accordance with Section 7.02, to receive a Participant's Account Balance in the event of the Participant's death.

1.09 BOARD shall mean the Board of Directors of the Company, as constituted from time to time.

1.10 CODE shall mean the Internal Revenue Code of 1986, as amended from time to time.

1.11 COMPANY shall mean Michaels Stores, Inc., a Delaware corporation.

1.12 COMPENSATION shall have the following meanings for specific purposes of the
Plan:

     a. For purposes of the limitations imposed by Code Section 415 and the Top-Heavy plan minimum contribution requirements of Code Section 416, "COMPENSATION" shall mean the total compensation received by an Eligible Employee from all Employers for personal services rendered to the Employers during the Plan Year as reported on the Participant's Federal Income Tax Withholding Statement (Form W-2; Box 10, or substantially similar equivalent form) including base salary, bonuses, commissions, incentive pay and overtime. For purposes of this Section 1.12a, the term "COMPENSATION" shall also include severance allowances, prizes or awards, amounts representing reimbursement for travel or other expense or mileage allowances, moving expense reimbursement, gift certificates, the imputed fair market value of an Employer provided automobile and excess group term life insurance coverage. In addition, the term "COMPENSATION" shall not include any amounts realized from the exercise of nonqualified stock options or any amounts included in taxable income when restricted stock (or other property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture. The term "COMPENSATION" shall be interpreted and construed in accordance with Treasury Regulation Section 1.415-2(d)(2), exclusive of amounts listed in Treasury Regulation Section 1.415-2(d)(3).

     b. For purposes of determining the amount of Salary Reduction Contributions and Employer Matching Contributions, the term "COMPENSATION" shall have the same meaning as in Section 1.12a; provided that any amounts attributable to an election by an Eligible Employee to reduce such person's Compensation pursuant to the Plan or any other plan under Code Sections 125 or 401(k) sponsored by an Employer shall be disregarded. For purposes of this Section 1.12b, the term "COMPENSATION" shall not include severance allowances, prizes, awards, amounts representing reimbursement for travel or other expense or mileage allowances, moving expense reimbursement, gift certificates, the imputed fair market value of an Employer provided automobile or excess group term life insurance coverage. In addition, the term "COMPENSATION" shall not include any amounts realized from the exercise of nonqualified stock options or any amounts included in taxable income when restricted stock (or other property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture. Any Compensation paid or payable by reason of services performed before the date an Employee is eligible to participate in the Plan shall also be disregarded. Notwithstanding any Plan provision to the contrary, the term "COMPENSATION" shall be interpreted and construed in a manner consistent with the safe harbor definition contained in Treasury Regulation Section 1.414(s)-1(c)(3).

     c. For purposes of identifying a "KEY EMPLOYEE" under Code Section 416, the term "COMPENSATION" shall have the same meaning as in Section 1.12a, determined without regard to elections under Code Sections 125 and 401(k).

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     d. The annual Compensation taken into account under the Plan for any Plan Year shall not exceed $150,000 as adjusted by the Adjustment Factor for Plan Years beginning on or after February 1, 1994. For Plan Years beginning on or after February 1, 1989 and ending on or before January 31, 1994, the annual Compensation taken into account under the Plan shall not exceed $200,000 as adjusted by the Adjustment Factor. The Compensation of a Participant who is a five percent owner (as defined in Code Section 416(i)(1)) or one of the ten Highly Compensated Employees paid the greatest amount of Compensation during the Plan Year shall be aggregated with the Compensation of such Participant's spouse or lineal descendants under the age of 19 as of the close of the Plan Year to the extent required by Code
     Section 401(a)(17).  In addition, and only to the extent required by Code
     Section 414(q)(6), if an individual is a Family Member of a Participant who is a five percent owner (as defined in Code Section 416(i)(1)) or one of the ten Highly Compensated Employees paid the greatest amount of Compensation, then:

          1. such Family Member shall not be considered a separate Employee, and

          2. any Compensation paid to such Family Member and any benefit on behalf of such Family Member shall be treated as if paid to or on behalf of the five percent owner or Highly Compensated Employee.

     If, as a result of the foregoing rules, the adjusted $200,000 limitation is exceeded, then the limitation shall be applied in a pro rata manner among the affected individuals in proportion to each such individual's Compensation as determined under this Section prior to the application of this limitation. This Section 1.12d shall be construed and applied in a manner consistent with Code Sections 401(a)(17) and 414(q)(6).

1.13 CONTRIBUTION PERCENTAGE shall mean the ratio of the Employer Matching Contributions on behalf of each Eligible Employee and the Employee Contributions made by the Eligible Employee for the Plan Year to such person's Compensation for the Plan Year. If an Eligible Employee does not receive an allocation of Employer Matching Contributions and makes no Employee Contributions, the Actual Contribution Percentage with respect to such person shall be zero. The Actual Contribution Percentage of each Eligible Employee shall be calculated to the nearest hundredth of a percentage point.

1.14 EFFECTIVE DATE shall mean February 1, 1994, the effective date of this amendment and restatement, except as provided below in this Section 1.14 or as otherwise provided in the Plan:

     a. The following provisions shall be effective for Plan Years beginning on or after December 31, 1986: Article 3, Article 4, Article 11 and
     Section 1.16.

     b. The following Section shall be effective for Plan Years beginning after December 31, 1987: Section 3.07.

     c. The following Sections shall be effective for Plan Years beginning after December 31, 1988: Sections 1.12.

     d.   The following provisions shall be effective after April 30, 1992:
     Article 6 and Section 8.02.

     e. The following Section shall be effective for Plan Years beginning after December 31, 1992: Section 9.06.

1.15 ELIGIBILITY QUALIFICATION PERIOD shall mean a 12 consecutive month period during which the Employee completes not less than 1,000 Hours of Service, measuring the beginning of the first 12 month period from the Employee's Employment Commencement Date. If the Employee does not complete 1,000 Hours of Service during the 12 month period commencing with the Employment Commencement Date, the Plan shall measure the 12 month period from the first day of the Plan Year that includes the first anniversary of the Employment Commencement Date. The Plan shall measure any subsequent 12 month period necessary for a determination of a Year of Service for participation by reference to succeeding Plan Years.

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Notwithstanding the foregoing, during the period from February 1, 1994 through January 31, 1997, the term "Eligibility Qualification Period" shall also mean the 12 consecutive month period beginning with the Employee's Employment Commencement Date and each the anniversary thereof but only if the use of such definition would allow an Employee to satisfy the eligibility requirements of the Plan sooner than under the provisions of the preceding paragraph.

1.16 EMPLOYEE shall mean any person who is receiving remuneration for personal services rendered in the employment of an Employer (or in the employment of any other entity required to be aggregated with an Employer under Code Section 414(b), (c), (m) or (o)) including any officer or director of the Company so employed, including any leased employee deemed to be an employee of an Employer as provided in Code Section 414(n) or (o), except as provided below in this
Section 1.16; and including any person who would be receiving such remuneration except for an authorized Leave of Absence. Notwithstanding the foregoing, the term "EMPLOYEE" shall not include any person not classified by an Employer as an Employee, notwithstanding a final determination by any governmental agency that such person, in fact, is (or was) an Employee; provided that this exclusion shall not apply prospectively from the date of such determination with respect to any person who remains in the employment of an Employer after the date of such determination.

Every Employee shall be an "ELIGIBLE EMPLOYEE" for purposes of the Plan, except the following:

     a. Employees included in a unit of Employees covered by a collective bargaining agreement between an Employer and employee representatives if retirement benefits were the subject of good faith bargaining and if two percent or fewer of the Employees who are covered pursuant to that agreement are professionals as defined in Treasury Regulation Section 1.410(b)-9. The term "EMPLOYEE REPRESENTATIVES" does not include any organization more than half of whose members are Employees who are owners, officers or executives of an Employer,

     b.   Employees who are nonresident aliens (within the meaning of Code
     Section 7701(b)(1)(B)) and who receive no earned income (within the meaning of Code Section 911(d)(2)) from an Employer that constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3)),

     c. any person receiving payments as a consultant, independent contractor or other arrangement excluded from the common law definition of the term "EMPLOYEE",

     d.   all leased employees as defined below in this Section 1.16, and

     e.   Employees of any employer that has not adopted the Plan.

Notwithstanding any Plan provision to the contrary, service performed by Employees excluded from eligibility for participation pursuant to Sections 1.16a and 1.16e shall be considered for purposes of crediting Years of Vesting Service.

SPECIAL PROVISIONS FOR LEASED EMPLOYEES

     The term "LEASED EMPLOYEE" shall mean any person (other than an Employee) who pursuant to an agreement between an Employer and any other person (a "LEASING ORGANIZATION") has performed services for an Employer (or for an Employer and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one year and such services are of a type historically performed by employees in the business field of the Employers. Contributions or benefits provided to Leased Employees by the leasing organization that are attributable to services performed for an Employer shall be treated as provided by the Employer.

     Leased Employees shall not be considered as Employees if: (i) such person is covered by a money purchase pension plan providing: (1) a nonintegrated employer contribution rate of at least ten percent of compensation (as defined in Code Section 415(c)(3)) but including amounts contributed pursuant to a salary reduction agreement that are excludable from such person's gross income under Code Sections 125, 402(e)(3), 402(h)(1)(B) or 403(b); (2) immediate participation; and (3) full and immediate vesting; and (ii)

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     Leased Employees do not constitute more than 20% of the Nonhighly Compensated Employees of all Employers.

1.17 EMPLOYEE CONTRIBUTIONS shall mean the amounts contributed by an Eligible Employee pursuant to Section 4.03.

1.18 EMPLOYEE CONTRIBUTION ACCOUNT shall mean the subaccount into which Employee Contributions and investment earnings on those contributions shall be credited.

1.19 EMPLOYER shall mean the Company and any subsidiary or other affiliate of the Company that adopts the Plan in a manner satisfactory to the Board.

1.20 EMPLOYER MATCHING CONTRIBUTIONS shall mean the amounts contributed pursuant to Article 4.

1.21 EMPLOYER MATCHING CONTRIBUTION ACCOUNT shall mean the subaccount into which Employer Matching Contributions and investment earnings on those contributions shall be credited.

1.22 EMPLOYMENT COMMENCEMENT DATE shall mean the date on which an Employee is first credited with an Hour of Service for the performance of duties for an Employer. For eligibility and vesting purposes, the Employment Commencement Date of an Employee who was employed immediately prior to commencing the performance of services with an Employer by one of the entities listed in Appendix I (as from time to time amended or supplemented by the Administration Committee) on or before the Divestiture Date for such entity, shall be the first day of such Employee's performance of service for such entity; except that, if such Employee's service for such entity was interrupted by a One-Year Break in Service or more, the Employment Commencement Date for such Employee shall be the first day of the Employee's performance of service for such entity after the One-Year Break in Service. The term "DIVESTITURE DATE" shall mean, for an entity listed on Appendix I, the date shown on Appendix I after which Hours of Service performed for the entity do not count for eligibility or vesting purposes of the Plan.

1.23 ENTRY DATE shall mean February 1 and August 1 of each Plan Year or such other dates as may be approved by the Administration Committee.

1.24 ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.25 EXCESS AGGREGATE CONTRIBUTIONS shall mean Employer Matching Contributions in excess of the Contribution Percentage limit as described in Code Section 401(m)(6)(B).

1.26 EXCESS CONTRIBUTIONS shall mean Salary Reduction Contributions in excess of the Actual Deferral Percentage limit as described in Code Section 401(k)(8)(B).

1.27 EXCESS DEFERRALS shall mean Salary Reduction Contributions in excess of the limits imposed by Code Section 402(g).

1.28 FAMILY MEMBER shall mean an Employee, such Employee's spouse, lineal ascendants and descendants and the spouses of such lineal ascendants and descendants as described in Code Section 414(q)(6).

1.29 HIGHLY COMPENSATED EMPLOYEE shall mean any Employee who performs services for an Employer during the determination year and who, during the look-back year:

     a. received Compensation from an Employer in excess of $75,000 multiplied by the Adjustment Factor,

     b. received Compensation from an Employer in excess of $50,000 multiplied by the Adjustment Factor and was a member of the top-paid group for such year, or

     c. was an officer of an Employer and received Compensation during such year that is greater than 50% of the dollar limitation in effect under Code
     Section 415(b)(1)(A).

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The term "HIGHLY COMPENSATED EMPLOYEE" also includes:

     d. Employees who are both described in the preceding sentence if the term "DETERMINATION YEAR" is substituted for the term "LOOK-BACK YEAR" and the Employee is one of the 100 Employees who received the most Compensation from an Employer during the determination year, and

     e. Employees who are five percent owners at any time during the look-back year or determination year.

If no officer has satisfied the Compensation requirement of Section 1.29c. during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee. No more than 50 Employees (or if lesser, the greater of three Employees or ten percent of the Employees) shall be treated as officers.

The determination year shall be the Plan Year. The look-back year shall be the 12 month period immediately preceding the determination year.

If an Employee is, during a determination year or look-back year, a Family Member of either a five percent owner who is an active or former Employee or a Highly Compensated Employee who is one of the ten most Highly Compensated Employees ranked on the basis of Compensation paid by an Employer during such year, then the Family Member and the five percent owner or top ten Highly Compensated Employee shall be aggregated. In such case, the Family Member and five percent owner or top ten Highly Compensated Employee shall be treated as a single Employee receiving Compensation and contributions or benefits of the Family Member and five percent owner or top ten Highly Compensated Employee.

The determination of who is a Highly Compensated Employee, including the determination of the number and identity of Employees in the top-paid group, the top 100 Employees, the number of Employees treated as officers and the Compensation that is considered shall be made in accordance with Code Section 414(q) and the Treasury Regulations promulgated thereunder.

1.30 HOUR OF SERVICE shall mean:

     a. each hour for which an Employee is directly or indirectly paid or entitled to payment for the performance of duties for an Employer; such hours shall be credited to the computation period in which the duties are performed, and

     b. each hour for which an Employee is directly or indirectly entitled to payment on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity, disability, layoff, jury duty, military duty or leave of absence; except that

          1. not more than 501 Hours of Service shall be credited in each single computation period during which the Employee performs no duties, and

          2. Hours of Service shall not be counted where such payment is made or is due:

               A. under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment or disability insurance laws, or

               B. solely to reimburse an Employee for medical or medically related expenses,

     Hours credited under this Section 1.30b shall be credited to the computation period in which the period during which no duties were performed occurred, and

     c. each hour for which back pay, irrespective of payment due to mitigation of damages, is either awarded or agreed to by an Employer. Such hours shall be credited to the computation period to which

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     the award or agreement for back pay pertains rather than to the computation period in which the award, agreement or payment is made; provided, that the limits under Section 1.30b are applicable and that an Employee shall not be entitled to additional Hours of Service under this Section 1.30c for the same Hours of Service credited under Section 1.30a or Section 1.30b.

Hours of Service shall be calculated and credited in a manner consistent with Department of Labor Regulation Sections 2530.200b-2(b) and (c), which are incorporated by reference in the Plan.

If records of actual hours rendered are not maintained or are not available, the Administration Committee may adopt equivalency hours counting procedures consistently applied in a uniform manner as follows: (1) an Employee who is paid on a daily basis shall be credited with 10 Hours of Service for each day he performs an Hour of Service for the Employer; (2) an Employee who is paid on a weekly basis shall be credited with 45 Hours of Service for each week he performs an Hour of Service for the Employer; (3) an Employee who is paid on a semi-monthly basis shall be credited with 95 Hours of Service for each semi-monthly period in which he performs an Hour of Service for the Employer; and (4) an Employee who is paid on a monthly basis shall be credited with 190 Hours of Service for each month he performs an Hour of Service for the Employer.

In determining Hours of Service for the purpose of determining whether an Employee has incurred a One-Year Break In Service, if such Employee is absent from employment because of the Employee's pregnancy, the birth of the Employee's child, the placement of a child with the Employee in connection with the adoption of such child by such Employee or the need to care for such Employee's child during the period immediately after such child's birth or placement, then the following hours shall be considered as Hours of Service:

     d. the Hours of Service that otherwise would normally have been credited to such Employee but for such absence, or

     e. in any case in which the Administration Committee is unable to determine the number of hours described in Section 1.30d, eight Hours of Service per day of absence,

provided that no more than 501 Hours of Service need be credited to an Employee because of such pregnancy or placement.

The Hours of Service described in the preceding paragraph shall be treated as Hours of Service only in the Eligibility Qualification Period in which the absence from employment begins if an Employee would be prevented from incurring a One-Year Break in Service in such year solely because the period of absence is considered as Hours of Service under Sections 1.30d or 1.30e. In any other case, such Hours of Service shall be considered as Hours of Service in the immediately succeeding Eligibility Qualification Period.

Hours of Service shall not be credited to an Employee on account of pregnancy or placement of a child for adoption as described above unless such Employee furnishes to the Administration Committee such timely information as the Administration Committee may require to establish that the absence from employment is for the reasons described above and to establish the number of days for which there was such an absence.

1.31 INVESTMENT COMMITTEE shall mean the persons appointed pursuant to Article 14 who are responsible for Plan investments, except as otherwise provided in the Plan.

1.32 LEAVE OF ABSENCE shall mean an absence authorized by an Employer under its personnel practices provided that the Employee resumes service with an Employer within the period specified in the authorization for the Leave of Absence.

For purposes of determining an Employee's termination of employment date, a Leave of Absence shall not exceed a period of 12 consecutive months. Notwithstanding the foregoing, service in the United States Armed Forces shall constitute an authorized Leave of Absence and shall be credited as employment for purposes of determining a Participant's Years of Service provided that:

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     a. the Employee leaves the employ of an Employer to enter the service of the Armed Forces through the operation of any law, and

     b. the Employee returns to the employ of an Employer within the period provided by law for the protection of the Employee's reemployment rights.

1.33 LIMITATION YEAR shall mean the Plan Year.

1.34 NORMAL RETIREMENT DATE shall mean the date that a Participant attains age
65.

1.35 NONHIGHLY COMPENSATED EMPLOYEE shall mean an Employee who is neither a Highly Compensated Employee nor a Family Member.

1.36 ONE-YEAR BREAK IN SERVICE shall mean a 12 consecutive month period beginning with or after an Employee's Employment Commencement Date in which the Employee is credited with fewer than 501 Hours of Service.

1.37 PARTICIPANT shall mean any Employee or former Employee who has an Account Balance.

1.38 PLAN shall mean the Michaels Stores, Inc. Employees 401(k) Plan (As Amended and Restated Effective February 1, 1994).

1.39 PLAN YEAR shall mean the 12 consecutive month period beginning on February 1st and ending on the immediately succeeding January 31.

1.40 PRIOR PLAN ACCOUNT shall mean the subaccounts, other than Participants' Rollover Contribution Accounts, resulting from a merger into the Plan of any tax-qualified plan previously sponsored by the Company or one of its subsidiaries or other affiliates. The Administration Committee may establish one or more Prior Plan Accounts, and each Prior Plan Account may be subdivided into such subaccounts as the Administration Committee determines is necessary in connection with the Plan administration.

1.41 ROLLOVER CONTRIBUTIONS shall mean the amounts transferred to the Plan by a Participant pursuant to Article 19. Rollover Contributions may include amounts transferred to the Plan by Participants from a plan previously sponsored by the Company or one of its subsidiaries or other affiliates or any of their predecessors; provided, however, that Rollover Contributions shall not include any amounts merged into the Plan by action of the Company or any other Employer.

1.42 ROLLOVER CONTRIBUTION ACCOUNT shall mean the subaccount into which Rollover Contributions and investment earnings on those contributions shall be credited.

1.43 SALARY REDUCTION CONTRIBUTION ELECTION shall mean the form by which an Eligible Employee authorizes and elects the percentage of such person's Compensation to be withheld and contributed to the such person's Salary Reduction Contribution Account.

1.44 SALARY REDUCTION CONTRIBUTION ACCOUNT shall mean the subaccount into which Salary Reduction Contributions and investment earnings on those contributions shall be credited.

1.45 SALARY REDUCTION CONTRIBUTIONS shall mean the amounts withheld from an Eligible Employee's Compensation and contributed to the Plan by an Employer pursuant to Section 3.01.

1.46 TRUST OR TRUST FUND shall mean the legal entity created by agreement between the Company and Trustee for the purpose of managing and investing assets accumulated pursuant to the Plan.

1.47 TRUST AGREEMENT shall mean the agreement entered into between the Company and the Trustees that governs the management and administration of the Trust.

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1.48 TRUSTEE shall mean the person appointed under the Trust Agreement to serve as the trustee of the Trust.

1.49 VALUATION DATE shall mean the last day of January, April, July and October of each Plan Year or such other dates as the Administration Committee may from time to time determine. At such time as the Administration Committee deems appropriate in its sole discretion, the term "VALUATION DATE" shall mean the last day of each calendar month in the Plan Year, or such other dates (including without limitation daily Valuation Dates) as the Administration Committee may from time to time determine.

1.50 VESTING COMPUTATION PERIOD shall mean any Plan Year during which an Employee completes not less than 1,000 Hours of Service with the Employer.

Notwithstanding the foregoing, for an Employee who was eligible to participate in the Plan at any time during the period from February 1, 1994 through January 31, 1997 inclusive, the term "Vesting Computation Period" shall also mean the 12 consecutive month period beginning with the Employee's Employment Commencement Date and each anniversary thereof ending on or before January 31, 1997, but only if the use of such definition would allow an Employee to have more total Years of Vesting Service than under the definition contained in the preceding paragraph.

1.51 YEAR OF ELIGIBILITY SERVICE shall mean an Eligibility Qualification Period in which an Employee is credited with at least 1,000 Hours of Service.

1.52 YEAR OF SERVICE shall mean each 12 month period beginning on an Employee's Employment Commencement Date during which an Employee completes 1,000 or more Hours of Service.

1.53 YEAR OF VESTING SERVICE shall mean a Vesting Computation Period in which an Employee is credited with at least 1,000 Hours of Service.

















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                                    ARTICLE 2

                          ELIGIBILITY AND PARTICIPATION

2.01 PLAN ENTRY DATE. Each Eligible Employee who has satisfied the requirements of Section 2.02 prior to or on the Effective Date may participate in the Plan on the Effective Date. Each other Employee who satisfies the requirements of
Section 2.02 after the Effective Date may participate in the Plan on the Entry Date coincident with or next following the date on which such person satisfies such requirements. An Eligible Employee must agree to make Salary Reduction Contributions to become a Participant.

2.02 PARTICIPATION REQUIREMENTS. An Eligible Employee must complete a Year of Eligibility Service and attain age 21 to be eligible to become a Participant.

2.03 TERMINATION OF EMPLOYMENT. A Participant's employment for purposes of the Plan shall terminate upon the Participant's death, retirement or other cessation of employment with all Employers under the Plan.

2.04 REHIRED EMPLOYEE. A Participant who ceases to be an Eligible Employee and who is reemployed in a class of Eligible Employees shall be eligible to again become a Participant as of the first day that he performs an Hour of Service. Salary Reduction Contributions on behalf of such an individual shall begin as soon as administratively feasible after the Participant files a new Salary Reduction Contribution election with the Administration Committee. Each other Eligible Employee who is reemployed shall be eligible to become a Participant on a date determined in accordance with Sections 2.01 and 2.02.

2.05 LOSS OF PARTICIPANT STATUS. An Eligible Employee who becomes a Participant shall continue to be a Participant, whether or not he continues to make Salary Reduction Contributions, until such person's Account Balance has been fully distributed from the Plan.

2.06 SUSPENSION OF PARTICIPATION. A person who for any reason ceases to be an Eligible Employee but remains an Employee shall not be permitted to have Salary Reduction Contributions and Employer Matching Contributions allocated on such person's behalf. During the period of such suspension, such person's service with the Employers shall continue to be considered for vesting purposes, and such person's Account shall continue to be adjusted for investment gains and losses. The suspension shall be removed and such person may have Salary Reduction Contributions and Employer Matching Contributions allocated on such person's behalf when such person becomes an Eligible Employee and files a new Salary Reduction Contribution Election with the Administration Committee.

2.07 REEMPLOYMENT; VESTING SERVICE. If an Employee incurs a One-Year Break in Service, such Employee's pre-break Years of Vesting Service shall be disregarded after such person's termination and subsequent reemployment until such person completes a Year of Vesting Service after reemployment. In the case of an Employee who has five consecutive One-Year Breaks in Service, all Years of Vesting Service after such One-Year Breaks in Service shall be disregarded for the purpose of vesting such person's Employer Matching Contributions that were made to the Plan before such breaks, but both pre-break and post-break service shall count for the purposes of vesting contributions to such person's Employer Matching Contribution Account that would be made after such breaks. In the case of an Employee who does not have five consecutive One-Year Breaks in Service, both the pre-break and post-break service shall count in vesting both the pre-break and post-break Employer Matching Contributions for such person.

2.08 NOTICE OF PARTICIPATION. Within a reasonable time after the date upon which an Eligible Employee may become a Participant, but prior to the Entry Date, the Administration Committee shall give such Eligible Employee reasonable notice of eligibility to commence participation, including without limitation such forms and other documentation that the Administration Committee determines to be necessary or appropriate for the administration of the Plan.

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                                    ARTICLE 3

                         SALARY REDUCTION CONTRIBUTIONS

3.01 SALARY REDUCTION CONTRIBUTIONS.

     a. Each Eligible Employee may elect to have a percentage of Compensation (in whole amounts of not less than 1% but not more than 15%) during each pay period contributed by such person's Employer directly into the Plan instead of paid as cash Compensation. Once each Plan Year, each Eligible Employee may elect to have a percentage of such person's annual bonus, if any, that would otherwise become payable contributed by such person's Employer directly into the Plan instead of paid in cash to such person. Unless the Eligible Employee elects otherwise by written notice delivered to the Administration Committee on or before 30 days immediately preceding payment of the bonus, the amount of the bonus that will be contributed to the Plan shall be an amount equal to the total bonus multiplied by a fraction equal to the fraction of the Participant's Compensation that is deferred pursuant to the first sentence of this Section 3.01a.

     b. For Federal tax purposes (and wherever permitted, for state tax purposes), Salary Reduction Contributions shall be deemed to be Employer contributions and are intended to qualify as elective contributions made pursuant to Code Section 401(k).

     c. All Salary Reduction Contributions shall be forwarded by the Employer to the Trustee as soon as administratively feasible after the contributions have been withheld from the Eligible Employee's Compensation.

     d. No Eligible Employee shall be permitted to make Salary Reduction Contributions during any calendar year in excess of $7,000 as adjusted by the Adjustment Factor. The limitation described in this Section 3.01d applies on an individual basis to all elective deferrals (within the meaning of Code Section 401(k)) made by each Eligible Employee during a calendar year under this or any other similar tax-qualified plan of the Employers.

     e. Each Eligible Employee must coordinate such person's Salary Reduction Contributions as needed to meet the limitation described above in connection with any other plan or plans not sponsored by the Employers.
     The Employers shall not take account of elective deferrals made to any other plan not sponsored by the Employers. Notwithstanding any Plan provision to the contrary, the Eligible Employee may state a claim for the return of Excess Deferrals and such Excess Deferrals and the income allocable thereto shall be distributed if administratively feasible no later than April 15 after the calendar year for which such allocable Excess Deferrals are made. The Eligible Employee's claim shall be in writing; shall be submitted to the Administration Committee no later than March 1; shall specify the Eligible Employee's Excess Deferrals for the preceding calendar year; and shall be accompanied by the Eligible Employee's written statement that if such amounts are not distributed, such Excess Deferrals, when added to amounts deferred under other plans or arrangements described in Code Sections 401(k), 408(k) or 403(b), exceed the limit imposed on the Eligible Employee by Code Section 402(g) for the year in which the deferral occurred.

     The Excess Deferrals shall be adjusted for income or loss. The income or loss allocable to Excess Deferrals for the Plan Year shall be determined by multiplying the income or loss allocable to the Eligible Employee's Salary Reduction Contributions for the Plan Year by a fraction, the numerator of which is the Excess Deferrals on behalf of the Eligible Employee for the Plan Year and the denominator of which is the Eligible Employee's Account Balance attributable to Salary Reduction Contributions on the last day of the Plan Year reduced by the gain allocable to such total amount for the Plan Year and increased by the loss allocable to such total amount for the Plan Year.

     The Administration Committee may determine that the income allocable to Excess Deferrals for the period between the end of the Plan Year and the date of the corrective distribution may be disregarded or

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     calculated under any method permissible in accordance with the Treasury Regulations and other official pronouncements of the Secretary of the Treasury.

     f. The Administration Committee may review Salary Reduction Contributions from time to time. If the Administration Committee determines that an Eligible Employee's Salary Reduction Contributions are likely to exceed the limitations imposed by any Plan provision, the Administration Committee may require such Eligible Employee to reduce the amount of any such Salary Reduction Contributions or may require the suspension of any future Salary Reduction Contributions. In the event that the Administration Committee requires that an Eligible Employee's Salary Reduction Contributions be reduced or suspended, the Administration Committee shall notify the affected Eligible Employee and such person's Employer as soon as administratively feasible.

3.02 SALARY REDUCTION CONTRIBUTION ELECTION. Each Eligible Employee who is (or has agreed to become) a Participant may deliver to the Administration Committee a Salary Reduction Contribution Election that shall be effective after receipt by the Administration Committee in accordance with procedures established by the Administration Committee.

3.03 SUSPENSION OF, OR CHANGE IN, SALARY REDUCTION CONTRIBUTION ELECTION.

     a. SUSPENSION: A Participant may elect to suspend all Salary Reduction Contributions at any time by giving written notice to the Administration Committee on a form acceptable to the Administration Committee for that purpose. Any such notice shall be effective as soon as administratively feasible after the date such notice is received by the Administration Committee. A Participant who has suspended all Salary Reduction Contributions may resume such contributions as soon as administratively feasible after receipt of such notice by the Administration Committee.

     b. CHANGE IN SALARY REDUCTION CONTRIBUTIONS: A Participant may elect to change the amount of the Participant's Salary Reduction Contributions effective February 1, May 1, August 1 or November 1 of each Plan Year, or at such other time that may be established by the Administration Committee, by giving the Administration Committee reasonable advance notice of such change. Any such change shall be effective as soon as administratively feasible after the date such change is received by the Administration Committee.

     c. SPECIAL RULE: Notwithstanding the foregoing provisions of Sections 3.03a and 3.03b, the provisions of this Section 3.03c apply to suspension and change elections in the circumstances specified below if the Participant is subject to the requirements of Section 16(b) of the Securities Exchange Act of 1934. If, at the time of the suspension or change, the Participant's investment election provides for the investment of all or any portion of the Participant's Salary Reduction Contributions in the Company common stock investment fund and if the Participant suspends or reduces to a nominal amount the Participant's Salary Reduction Contributions, then the Participant may not resume Salary Reduction Contributions or Employee Contributions for a period of six months from the date of the suspension or change or until such time as no portion of the Participant's Salary Reduction Contributions are allocated to the Company common stock investment fund, if earlier.

3.04 DEFERRAL PERCENTAGE LIMITATION. At such intervals as it shall deem appropriate, the Administration Committee shall review all Salary Reduction Contributions to determine that all Salary Reduction Contributions satisfy one of the tests below:

     a. the Average Actual Deferral Percentage for Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Nonhighly Compensated Employees for the Plan Year multiplied by 1.25, or

     b. the Average Actual Deferral Percentage for Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Nonhighly Compensated Employees for the Plan Year multiplied by two, provided that the Average Actual Deferral Percentage for Highly Compensated Employees does not exceed the Average Actual Deferral Percentage for Nonhighly

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     Compensated Employees by more than two percentage points. Notwithstanding the foregoing, the limit set forth in this Section 3.04b. shall be adjusted in accordance with Section 3.07.

3.05 SPECIAL RULES ON DEFERRAL PERCENTAGE LIMITATIONS.

     a. The Actual Deferral Percentage for any Highly Compensated Employee for the Plan Year and who is eligible to have Salary Reduction Contributions allocated to such person's account under two or more plans or arrangements described in Code Section 401(k) that are maintained by an Employer shall be determined as if all such Salary Reduction Contributions were made under a single arrangement. If a Highly Compensated Employee participates in two or more plans or arrangements described in Code Section 401(k) that have different plan years, all such arrangements ending with or within the same calendar year shall be treated as a single arrangement.

     b. For purposes of determining the Actual Deferral Percentage of an Eligible Employee who is a five percent owner or one of the ten most highly paid Highly Compensated Employees, the Salary Reduction Contributions and Compensation of such person shall include Salary Reduction Contributions and Compensation of the Family Members for the Plan Year. Family Members with respect to such Highly Compensated Employees shall be disregarded as separate Employees in determining the Average Actual Deferral Percentage both for Nonhighly Compensated Employees and Highly Compensated Employees.

     c. In the event that the Plan satisfies the requirements of Code Sections 401(k), 401(a)(4) or 410(b) only if aggregated with one or more other plans or if one or more plans satisfy the requirements of such sections of the Code only if aggregated with the Plan, then this Section shall be applied by determining the Actual Deferral Percentage as if all such plans were a single plan. Plans may be aggregated in order to satisfy Code Section 401(k) only if they have the same plan year.

     d. In determining the Actual Deferral Percentage, Salary Reduction Contributions must be made before the last day of the 12 month period immediately after the Plan Year to which those contributions relate.

     e. The determination and treatment of the Actual Deferral Percentage shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

     f. Salary Reduction Contributions shall be taken into account under the Actual Deferral Percentage test for a Plan Year only if such contributions relate to Compensation that either would have been received by the Eligible Employee in the Plan Year (but for the Salary Reduction Contribution election) or is attributable to services performed by the Eligible Employee in the Plan Year and would have been received by the Eligible Employee within 2-1/2 months after the close of the Plan Year.

     g. For purposes of determining whether the Plan satisfies the requirements of Section 3.04, Salary Reduction Contributions shall be taken into account only if such contributions are allocated as of a date within that Plan Year. For this purpose, Salary Reduction Contributions are considered allocated as of a date within a Plan Year if the allocations are not contingent on participation or performance of services after such date and the Salary Reduction Contributions are actually paid to the Trust as provided in Section 3.05d.

3.06 ADJUSTMENT OF SALARY REDUCTION CONTRIBUTIONS.

     a. In the event the Administration Committee determines that one of the tests in Section 3.04 is not satisfied at the time of its review, the Administration Committee may require that one or more Participants adjust their Salary Reduction Contribution Election as of the first pay period in the month next after receipt of the test results in order that one of the tests in Section 3.04 will be satisfied, or, to the extent permitted by law, the Administration Committee shall have the power and authority to return all or any part of the Salary Reduction Contributions of one or more Participants in cash within 2-1/2 months after the end of the Plan Year but in no instance later than the last day of the Plan Year after the Plan Year for which the Excess Contributions were made, solely to the extent necessary to satisfy one of the tests in Section 3.04.

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     b. The Excess Contributions shall be adjusted for income or loss. The income or loss allocable to Excess Contributions for the Plan Year shall be determined by multiplying the income or loss allocable to the Participant's Salary Reduction Contributions for the Plan Year by a fraction, the numerator of which is the Excess Contributions on behalf of the Participant for the Plan Year and the denominator of which is the Participant's Account Balance attributable to Salary Reduction Contributions on the last day of the Plan Year reduced by the gain allocable to such total amount for the Plan Year and increased by the loss allocable to such total amount for the Plan Year. The Administration Committee may determine that the income allocable to Excess Contributions for the period between the end of the Plan Year and the date of the corrective distribution may be disregarded or calculated under any method permissible in accordance with the Treasury Regulations and other official pronouncements from the Secretary of the Treasury.

     c. Excess Contributions shall be returned in accordance with the procedure in this Section 3.06c. The Actual Deferral Percentage of the Highly Compensated Employee with the highest Actual Deferral Percentage shall be reduced to the extent required to (i) enable the arrangement to satisfy the test in Section 3.04, or (ii) cause such Highly Compensated Employee's Actual Deferral Percentage to equal the ratio of the Highly Compensated Employee with the next highest Actual Deferral Percentage and the excess is allocated among Family Members in proportion to the Salary Reduction Contributions of each Family Member that are combined to determine the Actual Deferral Percentage. The foregoing procedure shall be repeated until the Plan satisfies the test in Section 3.04. Excess Contributions for Family Members shall be reduced according to procedures described in Code Section 401(k)(8) and the Treasury Regulations promulgated thereunder.

     d. The amount of Excess Contributions to be distributed or recharacterized shall be reduced by the amount of Excess Deferrals previously distributed for the taxable year ending in the same Plan Year, and Excess Deferrals to be distributed for a taxable year shall be reduced by Excess Contributions previously distributed or recharacterized for the Plan Year beginning in such taxable year.

3.07 AGGREGATE LIMIT. Notwithstanding the foregoing, if the Plan does not satisfy the tests in Sections 3.04a and 4.04a, then the sum of the Average Actual Deferral Percentage for Highly Compensated Employees for the Plan Year plus the Average Contribution Percentage for Highly Compensated Employees for the Plan Year shall be adjusted, if necessary, in accordance with Section 3.08 so that the Aggregate Limit is not exceeded. The term "AGGREGATE LIMIT" shall mean the greater of:

     a.   the sum of:

          1. 1.25 times the greater of the Average Actual Deferral Percentage or the Average Contribution Percentage for Nonhighly Compensated Employees for the Plan Year, plus

          2. two percentage points plus the lesser of the Average Actual Deferral Percentage or the Average Contribution Percentage for Nonhighly Compensated Employees for the Plan Year. In no event, however, shall the amount calculated pursuant to this Section 3.07a2 exceed the product of two times the lesser of the Average Actual Deferral Percentage or the Average Contribution Percentage for Nonhighly Compensated Employees for the Plan Year, or

     b.   the sum of:

          1. 1.25 times the lesser of the Average Actual Deferral Percentage or the Average Contribution Percentage or the Average Contribution Percentage for Nonhighly Compensated Employees for the Plan Year, plus

          2. two percentage points plus the greater of the Average Actual Deferral Percentage or the Average Contribution Percentage for Nonhighly Compensated Employees for the Plan Year. In no event, however, shall the amount calculated pursuant to this Section 3.07b2 exceed the product of two times the greater of the Average Actual Deferral Percentage or the Average Contribution Percentage for Nonhighly Compensated Employees for the Plan Year.

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The Average Actual Deferral Percentage and the Average Contribution Percentage for Highly Compensated Employees shall be determined after any corrective distribution of Excess Deferrals pursuant to Section 3.01e, Excess Contributions pursuant to Section 3.06c and Excess Aggregate Contributions pursuant to Section 4.06.

3.08 RETURN OF CONTRIBUTIONS ABOVE THE AGGREGATE LIMIT. If the Aggregate Limit is exceeded, the Average Actual Deferral Percentage and the Average Contribution Percentage for Highly Compensated Employees shall be reduced in accordance with the following procedures:

     a. by first returning Excess Contributions in the same manner as described in Section 3.06 until the Actual Deferral Percentage of a Highly Compensated Employee is reduced to six percent or until the arrangement satisfies the Aggregate Limit, whichever first occurs, and then

6    b.   by returning Excess Contributions in the same manner as described in
     Section 3.06 and by simultaneously forfeiting Attributable Employer Matching Contributions to the extent necessary to enable the arrangement to satisfy the Aggregate Limit. The term "ATTRIBUTABLE EMPLOYER MATCHING CONTRIBUTIONS" shall mean those Employer Matching Contributions that were made pursuant to Section 4.01 to match the Excess Contributions returned pursuant to this Section 3.08b.




















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                                    ARTICLE 4

           EMPLOYER MATCHING CONTRIBUTIONS AND EMPLOYEE CONTRIBUTIONS

4.01 EMPLOYER MATCHING CONTRIBUTIONS.

     a. For each three month period ending on April 30, July 31, October 31 and January 31 in a Plan Year, each Employer shall make an Employer Matching Contribution on behalf of Participants who made Salary Reduction Contributions and who are employed by an Employer on the last day of such three month period. The aggregate amount of the Employer Matching Contribution shall be equal to 50% of each Participant's Salary Reduction Contributions that do not exceed six percent of the Participant's Compensation in the calendar quarter. Compensation earned by a Participant prior to the Participant's eligibility for Plan participation shall be disregarded.

     b. Employer Matching Contributions shall be allocated as of the last day of each such three month period to the Employer Matching Contribution Accounts of each Participant who made Salary Reduction Contributions during the period since the last such allocation; provided that no such allocation shall be made to the Employer Matching Contribution Accounts of Participants who are not employed by an Employer as of such allocation date.

4.02 TIMING OF EMPLOYER MATCHING CONTRIBUTIONS. Each Employer shall forward Employer Matching Contributions to the Trustee for investment in the Trust Fund at such times as the Employer shall determine but not later than the due date (including extensions) for filing the Company's Federal income tax return for the year to which such Employer Matching Contributions relate.

4.03 EMPLOYEE CONTRIBUTIONS. Subject to the Plan provisions relating to Participants who are subject to the requirements of Section 16(b) of the Securities Exchange Act of 1934, each Eligible Employee may elect to make voluntary, after-tax contributions to the Participant's Employee Contribution Account for each pay period prior to the Participant's termination of employment under the Plan, subject to the provisions and limitations below:

     a.   no Eligible Employee shall be required to make Employee Contributions,

     b. Employee Contributions shall be subject to the limitations of Section 4.04,

     c. an Eligible Employee may not make Employee Contributions in an amount less than one percent nor more than ten percent of such person's Compensation during each pay period, and all Employee Contributions shall be fully vested at all times,

     d. Employee Contributions may be made by either payroll deduction or by a lump sum deposit with the Administration Committee within the month preceding the end of the Plan Year. An Eligible Employee may elect to commence or cease making Employee Contributions at any time,

     e. an Eligible Employee may not make Employee Contributions during any period in which such person is not accruing Hours of Service with an Employer, and

     f. from time to time, the Administration Committee may review the Employee Contributions made by Participants. If the Administration Committee determines that the Employee Contributions of any Participant are likely to exceed the limitations imposed by any provision of the Plan, the Administration Committee may require such Participant to reduce the amount of any such Employee Contributions or may require the suspension of any future Employee Contributions. In the event that the Administration Committee requires that a Participant's Employee Contributions be reduced or suspended, the Administration Committee shall notify the affected Participant and his Employer as soon as administratively feasible.

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4.04 PERCENTAGE LIMITATION ON EMPLOYER MATCHING CONTRIBUTIONS. At such intervals as it shall deem proper, the Administration Committee shall review Employer Matching Contributions and Employee Contributions in order to determine that such contributions satisfy one of the tests below:

     a. the Average Contribution Percentage for Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Nonhighly Compensated Employees for the Plan Year multiplied by 1.25, or

     b. the Average Contribution Percentage for Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Nonhighly Compensated Employees for the Plan Year multiplied by two, provided that the Average Contribution Percentage for Highly Compensated Employees does not exceed the Average Contribution Percentage for Nonhighly Compensated Employees by more than two percentage points. Notwithstanding the foregoing, the limit set forth in Section 4.04b shall be adjusted in accordance with Section 3.07.

4.05 SPECIAL RULES FOR CONTRIBUTION PERCENTAGE LIMIT TESTING.

     a. The Average Contribution Percentage for any Highly Compensated Employee for the Plan Year and who is eligible to receive Employer Matching Contributions or to make Employee Contributions under two or more plans described in Code Section 401(a) that are maintained by an Employer shall be determined as if all such contributions were made under a single plan.

     b. In the event that the Plan satisfies the requirements of Code Sections 401(m), 401(a)(4) and 410(b) only if aggregated with one or more other plans or if one or more other plans satisfy the requirements of such Code sections only if aggregated with the Plan, then this Section 4.05b shall be applied by determining the Average Contribution Percentages as if all such plans were a single plan.

     c. For purposes of determining the Contribution Percentage of an Eligible Employee who is a five percent owner or one of the ten most highly paid Highly Compensated Employees, Employer Matching Contributions, Employee Contributions and Compensation of such person shall include the Employer Matching Contributions, Employee Contributions and Compensation of Family Members for the Plan Year. Family Members with respect to Highly Compensated Employees shall be disregarded as separate Employees in determining the Average Contribution Percentage both for Nonhighly Compensated Employees and Highly Compensated Employees.

     d. For purposes of determining the test described in Section 4.04, Employer Matching Contributions and Employee Contributions must be made before the last day of the 12 month period immediately after the Plan Year to which those contributions relate.

     e. The determination and treatment of the Average Contribution Percentage shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

4.06 ADJUSTMENTS TO CONTRIBUTIONS.

     a. Excess Aggregate Contributions plus any income and minus any loss allocable thereto until the date of distribution shall be forfeited if forfeitable or if not forfeitable shall be distributed in cash to Highly Compensated Employees within 2-1/2 months after the end of the Plan Year but in no instance later than the last day of the Plan Year after the Plan Year for which the Excess Aggregate Contributions were made.

     b. The Excess Aggregate Contributions shall be adjusted for income or loss. The income or loss allocable to Excess Aggregate Contributions for the Plan Year shall be determined by multiplying the income or loss allocable to the Participant's Employer Matching Contributions and Employee Contributions for the Plan Year by a fraction, the numerator of which is the Excess Aggregate Contributions on behalf of the Participant for the Plan Year and the denominator of which is the sum of the Participant's Account Balance attributable to Employer Matching Contributions and Employee Contributions on the last day of the Plan Year reduced by the gain allocable to such amount for the Plan Year and increased by the loss

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     allocable to such amount for the Plan Year. The Administration Committee may determine that the income allocable to Excess Aggregate Contributions for the period between the end of the Plan Year and the date of the corrective distribution may be disregarded or calculated under any method permissible in accordance with the Treasury Regulations and other official pronouncements from the Secretary of the Treasury.

     c. Excess Aggregate Contributions shall be returned in accordance with the procedure in this Section 4.06c. The Contribution Percentage of the Highly Compensated Employee with the highest Contribution Percentage shall be reduced to the extent required to enable the arrangement to satisfy the test described in Section 4.04 or cause such Highly Compensated Employee's Contribution Percentage to equal the ratio of the Highly Compensated Employee with the next highest Contribution Percentage and the excess shall be allocated among Family Members in proportion to the Employer Matching Contributions and Employee Contributions made on behalf of each Family Member that are combined to determine the Contribution Percentage. The foregoing procedure shall be repeated until the Plan satisfies the test described in Section 4.04. Excess Aggregate Contributions for Family Members shall be reduced according to procedures established by Code
     Section 401(m)(6) and the Treasury Regulations promulgated thereunder.

4.07 OVERALL LIMITATION ON ANNUAL ADDITIONS. Notwithstanding any Plan provision to the contrary, in no event shall the annual additions allocated to a Participant's Account for any Limitation Year exceed the lesser of:

     a.   25% of the Participant's Compensation for the Limitation Year, or

     b.   $30,000 (or, if greater, 1/4 of the amount in effect under Code
     Section 415(b)(1)(A)) for such Limitation Year.

The Compensation limitation referred to in Section 4.07a shall not apply to:

     c.   any contribution for medical benefits (within the meaning of Code
     Section 419A(f)(2)) after separation from service that is otherwise treated as an annual addition, or

     d. any amount otherwise treated as an annual addition under Code Section 415(1)(1).

If, as of the last day of the Plan Year, a Participant's annual additions would exceed the amount provided for in this Section as a result of a reasonable error in estimating the Participant's Compensation or under other limited facts and circumstances that the Commissioner of the Internal Revenue Service determines to be appropriate, the excess amount shall be computed and administered in accordance with the following procedures:

     a. the excess shall be refunded to the Participant from the Participant's Salary Reduction Contribution Account adjusted for earnings and losses thereon to the extent the excess results from a mistaken application of the limitations of Section 3.01a,

     b. next, the excess shall be refunded to the Participant from the Participant's Employee Contribution Account adjusted for earnings and losses thereon,

     c. next, the excess shall be forfeited from the Participant's Employer Matching Contribution Account adjusted for earnings and losses thereon and the total amount of such forfeitures for all Participants shall be held in a suspense account the balance of which shall be used to offset the amount of additional Employer Matching Contributions, and

     d. finally, any remaining excess shall be refunded to the Participant from the Participant's Salary Reduction Contribution Account adjusted for earnings and losses thereon.

4.08 SPECIAL RULES.

     a. PARTICIPATION IN ANOTHER DEFINED CONTRIBUTION PLAN. The limitations in Section 4.07 with respect to any Participant who at any time has participated in any other tax-qualified defined contribution plan

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     maintained by an Employer shall apply as if the total contributions allocated under all such defined contribution plans in which the Participant has participated were allocated under one plan.

     b. PARTICIPATION IN ANOTHER DEFINED BENEFIT PLAN. If a Participant has at any time been a participant in a tax-qualified defined benefit plan maintained by an Employer, the sum of the Participant's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction (as those terms are defined below) for any year shall not exceed one. In the event the sum of the Defined Benefit Plan Fraction and Defined Contribution Plan Fraction would otherwise exceed one for any Plan Year, the projected annual retirement income benefit under an Employer sponsored defined benefit plan shall be limited to the extent necessary to reduce the Defined Benefit Plan Fraction so that the sum of the two fractions does not exceed one.

          1. The "DEFINED BENEFIT PLAN FRACTION" for any Limitation Year is a fraction the numerator of which is the Participant's projected annual retirement income benefit under all defined benefit plans maintained by the Employers determined as of the end of the Limitation Year and the denominator of which is the lesser of:

               A. the product of 1.25 multiplied by $90,000 adjusted by the Adjustment Factor, and

               B. the product of 1.4 multiplied by 100% of the Participant's average annual Compensation for the three consecutive calendar years during which the Participant's Compensation was the highest.

          2. The "DEFINED CONTRIBUTION PLAN FRACTION" for any Limitation Year is a fraction the numerator of which is the sum of the annual additions to the accounts of the Participant in all defined contribution plans maintained by the Employer as of the end of the Limitation Year for that Limitation Year and all preceding Limitation Years and the denominator of which is the sum of the lesser of the amounts below determined for such Limitation Year and for each prior Limitation Year of service with the Employer:

               A. the product of 1.25 multiplied by $30,000 adjusted by the Adjustment Factor, and

               B. the product of 1.4 multiplied by 25% of the Participant's Compensation for such Limitation Year.

     c.   ADJUSTMENT OF LIMITATION FOR YEARS OF SERVICE OR PARTICIPATION.

          1. In the case of a Participant who has completed less than ten years of participation in the Plan, the limitation set forth in
          Section 4.08b1A above shall be adjusted by multiplying such amount by a fraction the numerator of which is the Participant's number of years (or part thereof) of participation in the Plan and the denominator of which is ten.

          2. If a Participant has completed less than ten years of service with the Employers, the limitation set forth in Section 4.08b1B shall be adjusted by multiplying such amount by a fraction the numerator of which is the Participant's number of years of service (or part thereof) and the denominator of which is ten.

     d.   Notwithstanding any Plan provision to the contrary, Sections 4.07,
     4.08 and 4.09 shall be construed in a manner that is consistent with Code
     Section 415 and the Treasury Regulations and other rulings promulgated thereunder, all of which to the extent necessary are incorporated by this reference and made a part of the Plan.

4.09 DEFINITIONS. As used in Sections 4.07 and 4.08, the term "ANNUAL ADDITION" shall mean the amount allocated to a Participant's Account during the Limitation Year attributable to:

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     a.   Salary Reduction Contributions,

     b.   Employer Matching Contributions,

     c.   Employee Contributions,

     d.   forfeitures, and

     e.   amounts described in Code Sections 415(1)(1) and 419A(d)(2).

4.10 REVERSION OF EMPLOYER MATCHING CONTRIBUTIONS.  Except as provided in this
Section 4.10 and in Section 15.03, Plan assets shall never be returned to the Employers.

     a. In the case of an Employer Matching Contribution that is made as a result of a mistake of fact, such contribution may be returned to the Employer within one year after the payment of the contribution.

     b. If an Employer Matching Contribution is conditioned upon initial qualification of the Plan under Code Section 401(a) and if the Plan receives an adverse determination with respect to its initial qualification, then such contribution may be returned to the Employers within one year after such determination if application for determination is made by the time prescribed by law for filing the Company's Federal tax return for the taxable year in which the Plan was adopted or such later date as the Secretary of the Treasury may prescribe.

     c. In the case of an Employer Matching Contribution that is determined to be not deductible under Code Section 404, then such contribution shall be returned to the Employers within one year after such disallowance of the deduction.

With respect to Sections 4.10a and 4.10c, investment earnings attributable to such returned amounts shall not be returned to the Employers, and investment losses attributable to such returned amounts shall reduce the amount eligible to be returned.















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                                    ARTICLE 5

                             PARTICIPANTS' ACCOUNTS

5.01 SEPARATE SUBACCOUNTS. The Administration Committee shall maintain or cause to be maintained a separate Account for each Participant that shall consist of the Participant's Salary Reduction Contribution Account, Employer Matching Contribution Account, Employee Contribution Account, Rollover Contribution Account and Prior Plan Account.

5.02 VALUATION OF TRUST FUND. The fair market value of all assets comprising the Trust Fund shall be determined as of each Valuation Date. Such valuation shall be determined in accordance with ERISA Section 3(26) and the regulations promulgated thereunder and shall give effect to brokerage fees, transfer taxes, contributions, earnings, gains and losses, forfeitures, expenses, disbursements and all other transactions during the valuation period since the preceding Valuation Date. In making such determinations and in crediting net appreciation or depreciation to the Participant's Account, the Administration Committee may employ such accounting methods as the Administration Committee may deem appropriate in order to fairly reflect the fair market value of each Participants' Account. For the foregoing purpose, the Administration Committee may rely upon information provided by the Trustee, any investment manager appointed in accordance with the Plan or other person or firm engaged by the Administration Committee.

5.03 STATEMENTS. From time to time the Administration Committee shall cause to be furnished to each Participant and Beneficiary of deceased Participants a statement showing the value of such persons' Accounts.






















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                                    ARTICLE 6

                                   INVESTMENTS

6.01 TRUST FUND. All Plan contributions shall be paid into the Trust Fund. All such amounts shall be held and disbursed in accordance with the provisions of the Plan and Trust Agreement. No person shall have any interest in or right to any part of the Trust Fund except as expressly provided in the Plan or Trust Agreement.

6.02 AUTHORIZED INVESTMENTS AND INVESTMENT CONTROL. The Investment Committee and Trustee shall be subject to the following requirements in connection with the management and investment of Plan assets:

     a. EMPLOYER MATCHING CONTRIBUTIONS--INVESTMENT IN COMPANY COMMON STOCK. The Employer Matching Contribution shall be invested in the Company common stock investment fund which shall be an investment fund maintained in connection with the Plan that is designed to invest primarily in the common stock of the Company.

     The Company common stock to be held by the Trustee may be contributed to the Plan by the Company or may be acquired by the Trustee after the cash contribution of the Employer Matching Contribution amount determined under
     Section 4.01. Each Employer Matching Contribution that is allocated to Company common stock shall be invested in the Company common stock investment fund and shall remain invested in the Company common stock investment fund as long as the Plan remains in existence, except as it shall be necessary to convert any shares of such Company common stock into cash to meet any Plan liquidity requirements. The acquisition, investment and holding of Plan assets in the Company common stock investment fund is expressly authorized by the Plan and shall not be subject to any other limitations or restrictions to the fullest extent permitted by ERISA.

     b. OTHER INVESTMENTS. Except as provided in Section 6.02a, Participants and Beneficiaries may direct the Trustee with respect to the investment of their Account Balances. Such investments shall be made among various pooled investment fund alternatives that represent varying degrees of risk and potential investment return. The Investment Committee shall be responsible for the selection and retention of the various investment funds available in the Trust. The Investment Committee may add to or replace any investment fund at anytime and for any reason; provided that the Administration Committee shall provide reasonable advance notice to affected Participants and Beneficiaries of the addition or discontinuation of a specific investment fund. The Investment Committee reserves the right to terminate all investment funds and invest all assets of the Trust Fund for the general benefit of Participants and Beneficiaries.

     If a Participant or Beneficiary does not indicate such person's investment fund election in writing on a form acceptable to the Administration Committee, then the Administration Committee shall cause the amounts held in such Participant's or Beneficiary's Account to be invested in the currently available intermediate investment fund available in the Trust until such time as the Participant's or Beneficiary's written instructions are received by the Administration Committee. The Administration Committee shall establish such rules as it deems necessary or appropriate respecting investment elections.

     Notwithstanding the foregoing, a changed investment election for a Participant who is subject to the requirements of Section 16(b) of the Securities Exchange Act of 1934 must be delivered to the Administration Committee at least six months prior to the effective date of such election if the change will affect the amount of the Participant's Account or future contributions that are allocated to the Company common stock investment fund. During the six month period in which the election is on file with the Administration Committee prior to the effective date of the changed investment election, such election shall be irrevocable. In addition, if a Participant changes the investment election to decrease the amount of the Participant's Account Balance invested in the Company common stock investment fund, then no portion of the future additions to the Participant's Account (other than Employer Matching Contributions) may be allocated to the Company common stock investment fund for a period of six months after the date of such change.

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6.03 ASSUMPTION OF RISK BY PARTICIPANTS. Each Participant and Beneficiary assumes the investment risk in connection with the investment of such person's Account Balance, and neither the Company, any Employer, any Administration Committee member, any Investment Committee member nor the Trustees shall have any liability to any person with respect to any such investment allocation decision.

6.04 GENERAL PROVISIONS REGARDING INVESTMENT DIRECTION. Participant investment directions are subject to the following provisions:

     a. The Administration Committee shall be responsible for providing information to and responding to requests from Participants concerning investment directions.

     b. The Administration Committee shall provide Participants with the information listed below which may be contained in the Plan's summary plan description or in other Plan related materials:

          1. an explanation that the Plan is intended to constitute a plan described in ERISA Section 404(c) and the Department of Labor regulations promulgated thereunder,

          2. a statement that the Plan fiduciaries may be relieved of liability for any losses that are the direct and necessary result of investment directions given by Participants or Beneficiaries,

          3. a description of the investment funds available under the Trust and with respect to each designated investment fund a general description of the investment objective including information relating to the type and diversification of assets comprising the portfolio of the designated investment fund,

          4. an explanation of the circumstances under which Participants and Beneficiaries may give investment directions and an explanation of any specific Plan limitations on such directions including any restrictions on transfers to or from a designated investment fund,

          5. a description of any transaction fees and expenses that affect the Participant's or Beneficiary's Account Balance in connection with purchases or sales of interests in the investments funds (for example, commissions, sales loads, deferred sales charges and redemption or exchanges fees), and

          6. in the case of an investment fund that is subject to the Securities Act of 1933 and in which the Participant or Beneficiary has no assets invested immediately after the Participant's or Beneficiary's initial investment a copy of the most recent prospectus provided to the Plan.

     c. The Administration Committee shall provide the information listed below upon request by a Participant or Beneficiary:

          1. a description of the annual operating expenses of each designated investment fund (for example, investment management fees, administrative fees and transaction costs) that reduce the rate of return to Participants and Beneficiaries and the aggregate amount of such expenses expressed as a percentage of average net assets of the designated investment fund,

          2. copies of any prospectuses, financial statements, reports and of any other materials relating to the investment funds available under the Trust to the extent such information is provided to the Plan,

          3. information concerning the value of shares or units in the designated investment funds in the Trust as well as the past and current investment performance of such alternatives determined net of expenses on a reasonable and consistent basis, and

          4. information concerning the value of shares or units in the designated investment funds in which the Accounts of Participants and Beneficiaries are invested.

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6.05 INDEPENDENT QUALIFIED PUBLIC ACCOUNTANT. The Company shall engage an independent qualified public accountant to conduct such examinations and to render such opinions as may be required by ERISA. The Company may replace the person or firm so engaged at anytime and for any reason.
























MICHAELS STORES, INC.
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                                    ARTICLE 7

                   DEATH BENEFITS AND BENEFICIARY DESIGNATIONS

7.01 DISTRIBUTION DUE TO DEATH. If a Participant dies while employed under the Plan, all amounts in such deceased Participant's Account shall be fully vested. In such case, the deceased Participant's Account Balance, determined as soon as administratively feasible after the Participant's death, shall be paid in a lump sum in cash or in kind to the deceased Participant's Beneficiary.

7.02 BENEFICIARY DESIGNATION.

     a. Each Participant may designate one or more persons as Beneficiary of the Participant's Account not otherwise to be distributed to the Participant's surviving spouse in the event of the Participant's death. If more than one Beneficiary is designated, the Participant may specify the sequence and/or proportion in which distributions shall be made to each Beneficiary. The designation shall be made on a form acceptable to the Administration Committee and shall become effective when filed with the Administration Committee. Each Participant may change the Beneficiary designation from time to time by filing a new designation form with the Administration Committee. Prior to the death of the Participant, no designated Beneficiary shall have any interest in any amounts held in the Participant's Account. Participants may not designate the Company, any Employer or a Plan fiduciary in their respective capacities as such as Beneficiary.

     b. If a married Participant designates a person other than or in addition to the Participant's spouse as Beneficiary, then such designation shall not be effective unless the Participant's spouse executes a written consent to such designation. The consent of the spouse must be in writing, must acknowledge the effect of the consent, must acknowledge the designation of a specific Beneficiary and must be witnessed by a notary public or, if permitted by the Administration Committee, a Plan representative. Notwithstanding the spousal consent requirement, such consent shall not be required if it is established to the satisfaction of the Administration Committee that the consent cannot be obtained because there is no spouse, the spouse cannot be located or such other circumstances as may be prescribed by applicable Treasury Regulations. Any consent under this
     Section 7.02b shall be valid only with respect to the spouse who signs the consent. A designation made by a Participant and consented to by the Participant's spouse may be revoked by the Participant in writing without the consent of the spouse anytime prior to the commencement of distributions from the Participant's Account. Any new designation of a nonspousal Beneficiary must comply with the requirements of this Section 7.02b.

     c. If a married Participant designates a person other than or in addition to the married Participant's spouse as Beneficiary and does not obtain the spousal consent to such designation as required by Section 7.02b, then all of the Participant's remaining Account Balance shall be paid to the Participant's surviving spouse in the event of the Participant's death.

     d. If no designated Beneficiary exists upon the death of a Participant, then the deceased Participant's Account Balance shall be paid to the deceased Participant's estate. If, however, a married Participant fails to designate a Beneficiary, the deceased Participant's surviving spouse shall be the Beneficiary of the deceased Participant's entire Account Balance.

     e. If any doubt exists as to the right of any person to receive any distribution from the Plan with respect to a deceased Participant, the Trustee on instructions from the Administration Committee may retain the deceased Participant's entire Account Balance until the rights thereto are determined or the Administration Committee may direct the Trustee to pay such Account Balance into any court of competent jurisdiction. In either of such events, neither the Company, any of the Employers, nor any Plan fiduciary shall have any obligations to any claimant of the deceased Participant's Account Balance.

     f. The Administration Committee may adopt such rules and develop such forms as it determines are necessary or appropriate for the administration of the Plan's Beneficiary designation provisions.

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     g. A Participant's Beneficiary designation shall be void in the event of the Participant's marriage, and the newly married Participant must comply with the foregoing provisions to designate a Beneficiary other than the Participant's spouse.





























MICHAELS STORES, INC.
EMPLOYEES 401(k) PLAN--(February 1994)                                   PAGE 26

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                                    ARTICLE 8

                      VESTING AND TERMINATION OF EMPLOYMENT

8.01 VESTING IN SALARY REDUCTION, EMPLOYEE AND ROLLOVER CONTRIBUTIONS. Each Participant's Salary Reduction Contribution Account, Employee Contribution Account and Rollover Contribution Account shall be fully vested at all times.

8.02 VESTING IN EMPLOYER MATCHING CONTRIBUTIONS. A Participant whose employment under the Plan is terminated prior to the Participant's Normal Retirement Date for any reason other than death shall have a vested interest in the Participant's Employer Matching Contribution Account and any earnings or losses attributable thereto determined as follows:

               YEARS OF VESTING SERVICE           PERCENTAGE VESTED
               ------------------------           -----------------
               less than 2                                0%
               2 but less than 3                         20%
               3 but less than 4                         40%
               4 but less than 5                         60%
               5 but less than 6                         80%
               6 or more                                100%

Notwithstanding the foregoing, Participants employed by an Employer before May 1, 1992, shall have a fully vested interest upon the completion of five Years of Vesting Service rather than six Years of Vesting Service. For all such Participants, vesting for service of less than five years shall be in accordance with the foregoing vesting schedule.

8.03 FORFEITURES.

     a. If a Participant terminates employment under the Plan and the value of the Participant's vested Account Balance derived from Employer Matching Contributions and Employee Contributions is not greater than $3,500, the Participant shall receive a distribution of the value of the entire vested Account Balance and the nonvested portion shall be treated as a forfeiture. For purposes of this Section 8.03a, if the value of a Participant's vested Account Balance is zero, the Participant shall be deemed to have received a distribution of such vested Account Balance at the time of such termination of employment.

     b. If a Participant terminates employment under the Plan and elects in accordance with the requirements of Section 9.02 to receive a distribution of the value of the Participant's vested Account Balance, the nonvested portion shall be treated as a forfeiture as of the last day of the calendar quarter in which the distribution is paid. A Participant may not elect to take less than the entire portion of such Participant's vested Account Balance as a distribution from the Plan.

     c. If a Participant receives or is deemed to receive a distribution pursuant to this Section and the Participant resumes employment covered under the Plan, the Participant's previously forfeited Account Balance shall be restored to the amount on the date of distribution if the Participant is reemployed before the date the Participant incurs five consecutive One-Year Breaks in Service following the date of the distribution. A reemployed Participant shall have no obligation to repay a previous distribution from the Plan as a condition to restoration of his previously forfeited Account Balance.

     d. If a Participant does not receive or is not deemed to receive a distribution pursuant to this Section and the Participant does not resume covered employment under the Plan, the nonvested portion of the Participant's Account Balance shall become a forfeiture as of the last day of the calendar quarter in which the Participant incurs five consecutive One-Year Breaks in Service.

     e. Forfeitures resulting from the operation of this Section shall be applied as of the last business day of the calendar quarter for such purpose as determined by the Administration Committee.

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8.04 DISTRIBUTION OF VESTED BENEFITS. Benefits payable in the case of a Participant whose employment is terminated shall be paid in accordance with
Article 7 in the case of death or Article 9 in the case of a Participant who retires or otherwise terminates employment under the Plan with a vested Account Balance.




























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                                    ARTICLE 9

                            DISTRIBUTION OF BENEFITS

9.01 NORMAL FORM OF BENEFIT. Subject to the limitations of Article 8, all Plan distributions shall be paid in a single sum in cash in an amount equal to the Participant's vested Account Balance as of the Valuation Date coincident with or next following the Participant's Normal Retirement Date or date of the Participant's termination of employment under the Plan, as appropriate. Effective October 1, 1995, notwithstanding any Plan provision to the contrary, whenever a distribution is payable from the Plan to a Participant or Beneficiary, the distributee may elect to receive such distribution in cash, in Company common stock or part in each. The Administration Committee may adopt such rules as it deems appropriate for the implementation and administration of the foregoing provision.

9.02 TIME OF DISTRIBUTION. Distribution of a Participant's vested Account Balance shall be made in accordance with the following provisions:

     a. If a Participant's vested Account Balance is greater than $3,500, but the Participant and the Participant's spouse do not consent to an immediate distribution, the Participant's Account Balance shall be retained until:

          1. distributed as soon as administratively feasible after the Valuation Date coincident with or next following the occurrence of the earlier of the Participant's request for distribution after the Participant's Normal Retirement Date or the date the Participant and the Participant's spouse consent to an immediate distribution, or

          2. distributed pursuant to Section 9.02c prior to the Participant's Normal Retirement Date as of a Valuation Date after a written request by the Participant and consent of the Participant's spouse if necessary.

     b. If on termination of a Participant's employment under the Plan the value of the Participant's vested Account Balance determined as of the Valuation Date immediately preceding the date of termination is not greater than $3,500, the entire Account Balance may be distributed as soon as administratively feasible to the Participant in a single sum distribution.

     c. If on termination of a Participant's employment under the Plan the value of the Participant's vested Account Balance determined as of the Valuation Date immediately preceding the date of termination is greater than $3,500, then the Participant may elect to receive the Participant's Account Balance in substantially equal monthly installments payable on the first day of each month over a period of 60, 120 or 180 consecutive months in lieu of a single sum distribution. Any such election must be in writing on a form acceptable to the Administration Committee. In no event, however, shall the period of distribution exceed the Participant's life expectancy. If the Participant dies after the distribution commencement date but before the number of certain payments has been made, the monthly payments shall continue to be made to the deceased Participant's Beneficiary until the total number of payments has been made unless the deceased Participant's Beneficiary elects in accordance with the provisions of Article 7 to receive the remaining Account Balance in a single sum distribution.

If a distribution is made in installments, the Participant's undistributed Account Balance shall be held in the Trust until the last installment is paid. The aggregate of such installment payments of such Participant may be more or less than the value of the Participant's Account Balance at the Participant's retirement or death depending on the investment performance of, and expenses allocated to, the Trust Fund during the period over which such installments are paid from the Trust Fund.

9.03 INVESTMENT OF ACCOUNT BALANCE OF TERMINATED PARTICIPANT. In the event a Participant's employment under the Plan is terminated and the Participant does not consent to an immediate distribution of the Participant's Account Balance, such Account Balance shall continue to be invested as if the terminated Participant's employment under the Plan continued.

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9.04 LATEST DISTRIBUTION DATE. Nothing in the Plan shall be construed to permit distribution of a Participant's Account Balance to begin later than the 60th day after the close of the Plan Year in which occurs (a) the date on which the Participant reaches the Normal Retirement Date, (b) the tenth anniversary of the year in which the Participant commenced Plan participation, or (c) the date the Participant terminates employment under the Plan, whichever is latest.

9.05 MANDATED COMMENCEMENT OF BENEFITS. Notwithstanding any Plan provision to the contrary, distribution of a Participant's Account Balance shall commence not later than April 1 of the calendar year after the calendar year in which the Participant attains age 70-1/2, and Plan distributions shall be made in accordance with Code Section 401(a)(9) and the Treasury Regulations and other rulings promulgated thereunder, all of which to the extent necessary are incorporated by this reference and made a part of the Plan.

9.06 DIRECT ROLLOVERS. A distributee may elect at the time and in the manner prescribed by the Administration Committee to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

     a. The term "ELIGIBLE ROLLOVER DISTRIBUTION" shall mean any distribution of all or any portion of the balance to the credit of the distributee except that an eligible rollover distribution shall not include any distribution that is one of a series of substantially equal periodic payments not less frequently than annually made for the life or life expectancy of the distributee or the joint lives or joint life expectancies of the distributee and the distributee's designated beneficiary or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); or the portion of any distribution that is not includible in gross income determined without regard to the exclusion for net unrealized appreciation with respect to employer securities.

     b. The term "ELIGIBLE RETIREMENT PLAN" shall mean an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a) or an exempt trust described in Code
     Section 401(a) that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the Participant's surviving spouse, the term "ELIGIBLE RETIREMENT PLAN" shall mean an individual retirement account or individual retirement annuity.

     c. The term "DISTRIBUTEE" shall include an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the Alternate Payee under a Qualified Domestic Relations Order (as defined in
     Section 21.02) are distributees with regard to the interest of the spouse or former spouse.

     d. The term "DIRECT ROLLOVER" shall mean a payment by the Plan to the eligible retirement plan specified by the distributee.

9.07 WAIVER OF 30 DAY NOTICE. If a distribution is one to which Code Sections 401(a)(11) and 417 do not apply, such distribution may commence less than 30 days after the notice required under Treasury Regulation Section 1.411(a)-11(c) is given provided that:

     a. the Administration Committee clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution and the available distribution options, and

     b. the Participant after receiving the notice affirmatively elects to receive a distribution and waives the remainder of the 30 day period.

MICHAELS STORES, INC.
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                                   ARTICLE 10

                           WITHDRAWALS WHILE EMPLOYED

10.01  WITHDRAWALS.

       a. A Participant may withdraw all or any part of the funds in the Participant's Salary Reduction Contribution Account, Employee Contribution Account and Rollover Contribution Account. Notwithstanding the foregoing, withdrawals from a Participant's Salary Reduction Contribution Account shall be subject to the requirements of Section
       10.02. Except as provided in Section 10.03, a Participant may not receive any withdrawal from the Participant's Employer Matching Contribution Account or Prior Plan Account. Participants may apply for withdrawals by filing a written application with the Administration Committee on a form provided for that purpose.

       b.   Notwithstanding the foregoing, a Participant who is subject to
       Section 16(b) of the Securities Exchange Act of 1934 must comply with the provisions of this Section 10.01b with respect to any withdrawals from the Plan. Unless specifically designated in writing by the Participant, the amount of any withdrawal shall be paid from the Participant's Account invested in funds other than the Company common stock investment fund. If all or any portion of the withdrawal is paid from the Participant's Account invested in the Company common stock investment fund, the Participant must suspend future Salary Reduction Contributions and Employee Contributions to the extent invested in the Company common stock investment fund for a period of six months from the date the withdrawal is paid or until such time as no portion of the Participant's future Salary Reduction Contributions are allocated to the Company common stock investment fund if earlier.

10.02 HARDSHIP WITHDRAWALS. A Participant may withdraw all or any part of the funds exclusive of earnings thereon in the Participant's Salary Reduction Contribution Account only on account of a hardship. A withdrawal shall be on account of hardship only if the withdrawal:

       a. is made on account of an immediate and heavy financial need of the Participant limited to:

            1. medical expenses (as described in Code Section 213(d)) incurred by the Participant, the Participant's spouse or any dependent of the Participant,

            2. purchase excluding mortgage payments of a principal residence for the Participant,

            3. payment of tuition for the next 12 months of post-secondary education for the Participant or the Participant's spouse, children or dependents,

            4. the need to prevent eviction of the Participant from the Participant's principal residence or foreclosure on the mortgage of the Participant's principal residence, or

            5. such other immediate and heavy financial needs as determined by the Commissioner of the Internal Revenue Service and announced by publication of revenue rulings, notices and other documents of general applicability,

       b. is necessary to satisfy such immediate and heavy financial need and does not exceed the amount required to relieve such need and is not reasonably available from other resources of the Participant. A withdrawal will be necessary to satisfy the immediate and heavy financial need of the Participant if the Administration Committee reasonably relies upon the Participant's representation that the need cannot be relieved:

            1. through reimbursement or compensation by insurance or otherwise,

            2. by reasonable liquidation of the Participant's assets to the extent such liquidation would not itself cause an immediate and heavy financial need,

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            3.   by cessation of Salary Reduction Contributions, or

            4. by other distributions or nontaxable (determined at the time of the loan) loans from plans maintained by the Employers or by any other employer or by borrowing from commercial sources on reasonable commercial terms.

       The Participant's resources shall be deemed to include those assets of the Participant's spouse and minor children that are reasonably available to the Participant.

The Administration Committee may require the submission of such evidence as it may reasonably deem necessary to confirm the existence of such a hardship. An application for a hardship withdrawal shall be acted upon by the Administration Committee as soon as administratively feasible after the date the Participant's application is filed with the Administration Committee. If the Administration Committee approves the Participant's application, the withdrawal shall be paid as soon as administratively feasible thereafter from the Participant's Salary Reduction Contribution Account; provided, that under no circumstance shall earnings on the Participant's Salary Reduction Contributions be withdrawn at any time. If the Administration Committee denies the Participant's application, the Administration Committee shall promptly notify the Participant of the reason for the denial.

10.03  IN-SERVICE WITHDRAWALS FOR FORMER LEEWARDS PLAN PARTICIPANTS.  This
Section 10.03 applies only to Participants who were participants in the Leewards Profit Sharing and 401(k) Plan (the "LEEWARDS PLAN") as of December 31, 1994, and whose account balances attributable to elective deferrals (as defined in Code Section 402(g)(3)) were transferred to the Plan and as of the date of any application under this Section 10.03 continue to be held in the Trust. The term "TRANSFERRED BALANCE" shall mean the Participant's balance in the Leewards Plan as of December 31, 1994, adjusted for earnings and losses on such amount in accordance with the Plan after December 31, 1994. With respect to any such transferred balance, a Participant who has attained age 59-1/2 may apply to the Administration Committee for a withdrawal of all or a part of such transferred balance without regard to the Participant's continued employment under the Plan and without regard to the existence or not of a hardship as defined in Section
10.02 above. An application for withdrawal shall be acted upon by the Administration Committee as soon as administratively feasible after the date the Participant's application is filed with the Administration Committee. If the Administration Committee approves the Participant's application, the withdrawal shall be paid as soon as administratively feasible thereafter. If the Administration Committee denies the Participant's application, the Administration Committee shall promptly notify the Participant of the reason for the denial.











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                                   ARTICLE 11

                                      LOANS

11.01 OVERALL LIMITATIONS. The Trustee may make loans from the Trust Fund to any Participant who is an Eligible Employee at the time such loan is made. Each loan shall be made upon written application of the Participant and shall be subject to the approval of the Administration Committee in accordance with standards adopted by the Administration Committee. A Participant shall not be allowed to have more than one outstanding loan at any time. A Participant who is not accruing Hours of Service shall not be permitted to obtain a Plan loan.

No loan shall be granted to the extent it would cause the aggregate balance of all loans that a Participant has outstanding from the Plan and from any other tax-qualified plan maintained by the Employers (an "OTHER PLAN") to exceed an amount equal to the lesser of:

       a.   $50,000 reduced by the excess if any of:

            1. the highest outstanding balance of all loans from the Plan and all Other Plans during the one year period ending on the Loan Determination Date, over

            2. the outstanding balance of all loans from the Plan and all Other Plans on the date the loan is made, or

       b.   one-half of the Participant's vested Account Balance.

The "LOAN DETERMINATION DATE" for purposes of determining a Participant's maximum loan hereunder and the outstanding balance of any loan shall be the first Valuation Date preceding the date as of which the loan would be granted. A Participant must consent on the loan application form to the payment of any outstanding loan balance from the Participant's Account Balance in the event of a default as determined in accordance with Section 11.05 at the time when the Participant is first eligible to receive a distribution of the Participant's Account Balance.

11.02 TERMS OF LOAN. All loans shall be on such terms and conditions as the Administration Committee may determine provided that all loans shall:

       a. be made pursuant to a promissory note that is subject to default rules that are not inconsistent with those described in Section 11.05 and that is secured by the Participant's Account Balance as provided by ERISA,

       b. be amortized on a substantially level basis with payments to be made from payroll deductions except as otherwise permitted by the Administration Committee,

       c. bear a reasonable rate of interest that may be a fluctuating rate that shall be based on the prime rate as of the date the loan is made,

       d. provide for repayment in full on or before the earlier of five years after the date on which the loan is made (ten years after the date the loan is made if the loan if the loan proceeds will be used to acquire a dwelling that within a reasonable period of time is to be used as the principal residence of the Participant) or the date of distribution of the Participant's Account Balance, and

       e. be in an amount not less than $1,000 or such other amount determined from time to time by the Administration Committee.

11.03 SOURCE OF LOANS. A loan account shall be established for each Participant who receives a Plan loan. The Administration Committee shall develop such rules as may be necessary to govern the transfer from the Participant's Account to the Participant's loan account.

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Participants who are subject to Section 16(b) of the Securities Exchange Act of 1934 are subject to the following requirements with respect to Plan loans: if all or any portion of the loan is funded from the Participant's Account Balance that is invested in the Company common stock investment fund, the Participant must suspend future Salary Reduction Contributions and Employee Contributions to the extent invested in the Company common stock investment fund for a period of six months from the date of the loan or until such time as no portion of the Participant's future Salary Reduction Contributions are allocated to the Company common stock investment fund if earlier.

11.04 WITHHOLDING AND APPLICATION OF LOAN PAYMENTS. Principal and interest payments shall be made through periodic payroll deduction. Principal and interest payments first shall be credited to the Participant's loan account and any loss caused by nonpayment of such loan shall be borne solely by such Participant's loan account and shall then be transferred to the Participant's Account in the ratio in which such Account provided funding for the original loan proceeds to be invested in accordance with the Participant's investment instructions in effect at the time of such repayment.

11.05 DEFAULT. A Participant's promissory note shall be considered in default in the event the Participant terminates Plan participation, a payment is not made when due, the Participant files for relief under the United States Bankruptcy Code or the Plan is terminated. In the event a default occurs and is not cured within any grace period set forth in the promissory note or otherwise allowed by the Administration Committee, the full amount due under the promissory note shall become immediately due and payable. In such event, the Administration Committee may instruct the Trustee to take such actions as the Administration Committee deems necessary or appropriate to protect the Plan, including without limitation repayment of the promissory note by offset against any distribution or withdrawal to which the Participant is or may become entitled to receive from the Plan. Until a Participant's promissory note is repaid in fact or by offset, the balance of such promissory note shall be included in the Participant's Account Balance regardless of the Federal income tax requirements otherwise applicable under Code Section 72(p).


























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                                   ARTICLE 12

                                PLAN FIDUCIARIES

12.01  FIDUCIARIES.  The Plan's named fiduciaries are as follows:

       a.   the Company,

       b.   the Administration Committee,

       c.   the Investment Committee,

       d.   the Trustee and

       e. such other persons that are designated to carry out Plan fiduciary responsibilities in accordance with Section 12.03b.

Any person may serve in more than one fiduciary capacity with respect to the Plan. A fiduciary may employ one or more persons to render advice with regard to any responsibility such fiduciary has under the Plan.

12.02 ALLOCATION OF RESPONSIBILITIES. The powers and responsibilities of the Plan fiduciaries are allocated in the following manner:

       a. COMPANY. The Company shall be responsible for all functions assigned or reserved to it in the Plan and Trust Agreement. Any authority assigned or reserved to the Company in the Plan and Trust Agreement shall be exercised by the Board.

       b. ADMINISTRATION COMMITTEE. The Administration Committee shall have the responsibility and authority to control the operation and administration of the Plan in accordance with the terms of the Plan and Trust except with respect to duties and responsibilities specifically allocated to other fiduciaries. The Administration Committee shall have the authority to issue written directions to the Trustee to the extent provided in the Trust Agreement. The Trustee shall follow the Administration Committee's directions unless the actions to be taken in furtherance of such directions would violate ERISA fiduciary standards or would be contrary to the terms of the Plan or Trust Agreement.

       c. INVESTMENT COMMITTEE. The Investment Committee shall have the responsibility and authority to control the investment of the Trust Fund in accordance with the terms of the Plan and Trust except with respect to duties and responsibilities specifically allocated to other Plan fiduciaries or to Participants and Beneficiaries. The Investment Committee shall have the authority to issue written directions to the Trustee to the extent provided in the Trust Agreement. The Trustee shall follow the Investment Committee's directions unless the actions to be taken in furtherance of such directions would violate ERISA fiduciary standards or would be contrary to the terms of the Plan or Trust Agreement.

       d. TRUSTEE. The Trustee shall have the duty and responsibility provided in the Trust Agreement subject to direction by the Administration Committee or Investment Committees as also provided in the Trust Agreement.

Powers and responsibilities of Plan fiduciaries may be allocated to other Plan fiduciaries in accordance with Section 12.03 or as otherwise provided in the Plan or Trust Agreement. Article 12 allocates to each named fiduciary the individual responsibility for the prudent execution of the functions assigned to it, and none of such responsibilities or any other responsibility shall be shared by more than one of such named fiduciaries unless such sharing shall be provided by a specified provision of the Plan or Trust Agreement.

12.03 PROCEDURES FOR DELEGATION AND ALLOCATION OF RESPONSIBILITIES. Fiduciary responsibilities may be allocated as follows:

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       a. The Administration Committee and/or the Investment Committee may specifically allocate responsibilities to a specified member of each such committee.

       b. The Administration Committee and/or the Investment Committee may designate a person other than a fiduciary to carry out Plan fiduciary responsibilities; provided that such authority shall not cause any person employed to perform ministerial acts and services for the Plan to be deemed a Plan fiduciaries.

       c. The Administration Committee or the Investment Committee may appoint an investment manager to manage the Plan's assets or a portion thereof.

       d. If at any time there are multiple Trustees serving under the Trust Agreement, such Trustees may allocate specific responsibilities, obligations or duties among themselves in such manner as they shall agree.

Any allocation of responsibilities shall be made by filing a written notice thereof with such committee or the Trustee (as applicable) specifically designating the person to whom such responsibilities or duties are allocated and specifically setting out the particular duties and responsibilities with respect to which the allocation or designation is made.

12.04 GENERAL FIDUCIARY STANDARDS. Subject to Section 12.05 hereof, a Plan fiduciary shall discharge such person's Plan duties solely in the interest of Participants and Beneficiaries and

       a. for the exclusive purpose of providing benefits to Participants and Beneficiaries and defraying reasonable expenses of Plan administration,

       b. with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims,

       c. by diversifying the Plan's investments so as to minimize the risk of large losses unless under the circumstances it would be clearly prudent not to do so, and

       d. in accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of Title I of ERISA.

12.05  LIABILITY AMONG CO-FIDUCIARIES.

       a. GENERAL. Except for any liability that a person may have under ERISA, a Plan fiduciary shall not be liable for the breach of a fiduciary duty by another Plan fiduciary except in the following circumstances:

           1. the Plan fiduciary participates knowingly in or knowingly undertakes to conceal an act or omission of such other Plan fiduciary knowing such act or omission is a breach,

           2. by the Plan fiduciary's failure to comply with the general fiduciary standards set out in Section 12.04 in the administration of such fiduciary's specific responsibilities that give rise to such person's status as a Plan fiduciary, the Plan fiduciary has enabled such other fiduciary to commit a breach, or

           3. the Plan fiduciary has knowledge of a breach by such other Plan fiduciary and the Plan fiduciary does not undertake reasonable efforts under the circumstances to remedy the breach.

       b. CO-TRUSTEES. In the event that there are multiple co-Trustees serving under the Trust Agreement, each co-Trustee shall use reasonable care to prevent a co-Trustee from committing a breach of fiduciary responsibility, and all co-Trustees shall jointly manage and control Plan assets, except that in the event of an allocation of responsibilities, obligations or duties, a co-Trustee to whom such responsibilities, obligations or duties have not been allocated shall not be liable to any person by reason of this Section 12.05, either individually or as a co-Trustee, for any loss resulting to the Plan arising from the acts or

MICHAELS STORES, INC.
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       omissions on the part of the co-Trustee to whom such responsibilities, obligations or duties have been allocated.

       c. LIABILITY WHERE ALLOCATION IS IN EFFECT. To the extent that fiduciary responsibilities are specifically allocated by a fiduciary or pursuant to the express terms of the Plan to any person, then such Plan fiduciary shall not be liable for any act or omission of such person in carrying out such responsibility except to the extent that the Plan fiduciary violated Section 12.04:

           1.  with respect to such allocation or designation,

           2. with respect to the establishment or implementation of the procedure for making such an allocation or designation,

           3.  in continuing the allocation or designation, or

           4. the Plan fiduciary would otherwise be liable in accordance with this Section 12.05.

       d. LIABILITY OF TRUSTEE FOLLOWING COMMITTEE DIRECTIONS. No Trustee shall be liable for following directions of the Administration Committee given pursuant to Section 12.02b and the Investment Committee given pursuant to
       Section 12.02c.

       e. NO RESPONSIBILITY FOR EMPLOYER ACTION. Neither the Trustee, Administration Committee nor Investment Committee shall have any obligation or responsibility with respect to any act or omission of the Employers or any other person; neither the Trustee, Administration Committee nor Investment Committee shall have any obligation or responsibility with respect to the collection of any contributions required by the Plan or with respect to the determination of the correctness of the amount of any Employer contribution.

       f. NO DUTY TO INQUIRE. Neither the Trustee, the Administration Committee nor the Investment Committee shall have any obligation to inquire into or be responsible for any act or failure to act on the part of the others.

       g. LIABILITY WHERE INVESTMENT MANAGER APPOINTED. If an investment manager has been appointed pursuant to Section 12.03c, then neither the Trustee nor the Investment Committee shall be liable for the acts or omissions of such investment manager or be under any obligation to invest or otherwise manage any Plan assets that are subject to the management of such investment manager.

       h. SUCCESSOR FIDUCIARY. No Plan fiduciary shall be liable with respect to any breach of an ERISA fiduciary duty if such breach was committed before such person became a Plan fiduciary or after such person ceased to be a Plan fiduciary.

















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                                   ARTICLE 13

                 COMPANY AND EMPLOYER ADMINISTRATION PROVISIONS

13.01 INFORMATION. The Employers shall upon request or as may be specifically required in the Plan furnish or cause to be furnished all of the information or documentation that is necessary or required by the Administration Committee, Investment Committee and Trustee to perform their respective Plan duties and functions.

13.02 NO LIABILITY. Subject to Article 16, neither the Company nor any Employer assumes any obligation or responsibility to any Employees, Participants or Beneficiaries for any act of, or failure to act, on the part of the Administration Committee, Investment Committee or Trustee.

13.03 COMPANY AND EMPLOYER ACTION. Any action required by the Company or any Employer shall be by resolution of its respective board of directors or by a person duly authorized to act on behalf of such board of directors.

13.04 INDEMNITY. The Company and each Employer indemnify and hold harmless the members of their respective boards of directors, individual Plan Trustees, Administration Committee members and Investment Committee members from and against any and all loss resulting from liability to which any such persons may be subjected by reason of any act or conduct except willful or reckless misconduct in their official capacities in the administration of the Plan or the Trust or both including all expenses reasonably incurred in their legal defense in case the Company or the Employers fail to provide such legal defense. The foregoing indemnification provisions shall not relieve such persons from any liability that they may incur individually or collectively under ERISA for breach of a fiduciary duty imposed by ERISA.

13.05 AMENDMENT TO VESTING SCHEDULE. Although the Company reserves the right to amend the vesting schedule in Section 8.02 at any time, the Company shall not amend the vesting schedule and no amendment shall be effective if the amendment would reduce the vested percentage of any Participant's Account derived from Employer Matching Contributions determined as of the later of the date the amendment is adopted or the date the amendment becomes effective to a percentage less than the vested percentage determined without regard to the amendment.

In the event the vesting schedule is amended, any Participant who has completed at least three Years of Vesting Service may elect to have the vesting of such Participant's Account determined without regard to such amendment by notifying the Administration Committee in writing during the election period described below. The election period shall begin on the date such amendment is adopted and shall end no earlier than the latest of the date that is 60 days after the date (a) such amendment is adopted; (b) such amendment becomes effective; or (c) the Participant is given written notice of such amendment by the Administration Committee. Any election made pursuant to the foregoing shall be irrevocable. The Administration Committee shall forward a copy of any vesting schedule amendment as soon as administratively feasible to each affected Participant together with an explanation of the effect of the amendment, the appropriate form upon which the Participant may make an election to remain under the vesting schedule provided in the Plan prior to the amendment and notice of the time within which the Participant must make an election to remain under the prior vesting schedule.











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                                   ARTICLE 14

                       COMMITTEE ADMINISTRATION PROVISIONS

14.01 APPOINTMENT OF COMMITTEES. The Board shall appoint an Administration Committee to administer the Plan and an Investment Committee to be responsible for the investment of Plan assets. The individuals selected to serve on such committees may or may not be Participants.

14.02 TERM. Each committee member shall serve until such person's successor is appointed by the Board. Any committee member may be removed by the Board with or without cause, and the Board shall have the power to fill any vacancy that may occur. A committee member may resign upon written notice to the Board. A committee member who is an Employee shall cease to be a committee member upon such person's termination of employment under the Plan unless expressly provided to the contrary in writing at the time of such termination.

14.03 COMPENSATION. The committee members shall serve without compensation for services as such, but the Employers shall pay all expenses of the committees including the expenses for any bond required by ERISA. To the extent such expenses are not paid by the Employers, such expenses shall be paid from the Trust Fund.

14.04 POWER OF ADMINISTRATION COMMITTEE. The Administration Committee shall have the powers and duties set out below:

       a.   to direct all aspects of the administration of the Plan,

       b. to adopt rules of procedure and regulations necessary for the administration of the Plan provided that such rules are not inconsistent with the Plan's terms,

       c. to determine all questions with regard to rights of Employees, Participants and Beneficiaries including but not limited to rights of eligibility of an Employee to participate in the Plan, the computation of the value of a Participant's Account Balance and the computation of the vesting of a Participant's Account Balance,

       d. to enforce the Plan document and the rules and regulations adopted by the Administration Committee,

       e. to direct the Trustee as respects the Trust and all other matters within its discretion as provided in the Trust Agreement,

       f. to review and render decisions respecting a claim for or denial of a claim for any benefit or the exercise of any right in the Plan,

       g. to furnish the Employers with information that the Employers may require for tax or other purposes,

       h. to engage the service of legal counsel, who may be legal counsel for an Employer, and agents that it deems advisable to assist it with the performance of its duties,

       i. to prescribe procedures to be followed by Participants and Beneficiaries in obtaining benefits,

       j. to receive from the Employers and Employees such information as shall be necessary for the Plan's administration,

       k. to receive and review reports of the financial condition and of the receipts and disbursements of the Trust Fund from the Trustee,

       l. to maintain or cause to be maintained separate accounts in the name of each Participant and Beneficiary to reflect such person's Account Balance,

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       m. to select a secretary who need not be an Administration Committee member, and

       n. to interpret and construe the Plan and to determine any and all other questions arising under the Plan.

14.05 POWER OF INVESTMENT COMMITTEE. The Investment Committee shall have the powers and duties set out below:

       a. to direct the Trustee in the investment, reinvestment and disposition of the Trust Fund as provided in the Trust Agreement,

       b. to furnish the Employers with information that the Employers may require for tax or other purposes,

       c. to engage the service of legal counsel, who may be legal counsel for an Employer, and agents that it deems advisable to assist with the performance of its duties,

       d. to receive and review reports of the financial condition and of the receipts and disbursements of the Trust Fund from the Trustee,

       e. to engage the services of an investment manager who shall have full power and authority to manage, acquire or dispose (or direct the Trustee with respect to acquisition or disposition) of any asset under its control,

       f. to select a secretary who need not be an Investment Committee member,

       g. to exercise the voting rights with respect to the Company common stock held in the Trust as a result of Employer Matching Contributions except in shareholder decisions involving corporate takeovers, mergers or dissolutions of the Company or at any other time determined by the Investment Committee to be in the best interests of Plan Participants and Beneficiaries. Such voting rights shall be exercised by proxy individually issued to Participants or Beneficiaries who have shares of the Company common stock allocated to their Employer Matching Contribution Accounts. The Investment Committee may adopt such rules as it deems necessary or appropriate to implement the pass through voting procedures previously described, and

       h. to interpret and construe the Plan and Trust with respect to the investment, reinvestment and disposition of Plan assets.

14.06 MANNER OF ACTION. With respect to each committee, the decision of a majority of the committee members appointed and qualified to serve shall control. In case of a vacancy in the committee membership, the remaining members of each respective committee may exercise any and all of the powers, authorities, duties and rights conferred upon such committee pending the filling of such vacancy by the Board. The committees may but need not call or hold formal meetings. Any decisions made or action taken pursuant to written approval of a majority of the then serving committee members shall be sufficient. Each committee shall maintain adequate records of its decisions.

14.07 AUTHORIZED REPRESENTATIVE. Each committee may authorize any one of its members or its secretary to sign on its behalf any notices, directions, applications, certificates, consents, approvals, waivers, letters or other documents. Each committee must evidence such authority by an instrument signed by all its respective members and filed with the Trustee.

14.08 NONDISCRIMINATION. The Administration Committee shall administer the Plan in a uniform and nondiscriminatory manner for the exclusive benefit of Participants and Beneficiaries.

14.09 INTERESTED MEMBER. No Administration Committee member may decide or determine any matter concerning the distribution, nature or method of settlement of such person's own Plan benefits.

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14.10 BOOKS AND RECORDS. The Administration Committee shall maintain or cause to be maintained records that adequately disclose at all times the financial condition of the Trust Fund and of each Participant's and Beneficiary's interest therein. The books, forms and methods of accounting for the Plan and Trust shall be the responsibility of the Administration Committee.


























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                                   ARTICLE 15

                                    THE TRUST

15.01  PURPOSE OF THE TRUST FUND.  A Trust Fund, including various subfunds
(as determined by the Investment Committee) shall be maintained for the purposes of the Plan, and the assets of the Trust Fund shall be invested in accordance with the terms of the Trust Agreement. All contributions shall be paid into the Trust Fund, and all benefits shall be paid from the Trust Fund.

15.02 APPOINTMENT OF TRUSTEE. The Trustees shall be appointed by the Board. The Trustees' obligations, duties and responsibilities shall be governed solely by the terms of the Trust Agreement.

15.03 EXCLUSIVE BENEFIT OF PARTICIPANTS. Except as expressly provided to the contrary in the Plan, the Trust Fund shall be used and applied in accordance with the Plan's provisions to provide benefits to Participants and Beneficiaries; no part of the corpus or income of the Trust Fund shall be used for or diverted to purposes other than for the exclusive benefit of Participants and Beneficiaries and for the payment of the Plan's administration expenses.
The Company expressly reserves the right to recover any amounts held in a suspense account upon the Plan's termination but only to the extent of such amount that cannot be allocated to the Accounts of Participants in the year of the Plan's termination due to the limitations of Code Section 415.

15.04 BENEFITS LIMITED TO THE TRUST FUND. A Participant's or Beneficiary's interest in the Plan shall be limited to the amount of such person's Account Balance as adjusted from time to time.























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                                   ARTICLE 16

                      PARTICIPANT ADMINISTRATION PROVISIONS

16.01 PERSONAL DATA TO ADMINISTRATION COMMITTEE. Each Participant and Beneficiary must furnish to the Administration Committee such information as the Administration Committee considers necessary or desirable for the Plan's administration.

16.02 ADDRESS FOR NOTIFICATION. Each Participant and each Beneficiary of a deceased Participant shall file with the Administration Committee in writing notice of such person's post office address and each subsequent change of such post office address. Any Plan payment or distribution and any communication addressed to a distributee at the last address filed with the Administration Committee (or if no such address has been filed, then the last address indicated on the records of the Employers) shall be deemed to have been delivered to the distributee on the date that such distribution or communication is deposited in the United States mail.

If a distribution or payment, including without limitation a distributee's entire Account Balance, cannot be made because the location of the distributee is unknown, such distribution and all subsequent distributions otherwise due to such distributee shall be forfeited 24 months after the date such distribution first became due; provided, that such distribution and any subsequent distributions shall be reinstated retroactively, no later than 60 days after the Participant is located. The Administration Committee shall have no obligation to locate a missing distributee other than by attempting delivery of a communication to the missing distributee's last known address via United States mail, return receipt requested.

16.03 INFORMATION AVAILABLE. All Participants and Beneficiaries of deceased Participants may examine copies of the Plan, summary plan description, Trust Agreement and latest annual report of the Plan. The Administration Committee shall maintain all of such items in its office or in such other places as it may designate for examination during reasonable business hours. Upon the written request of a Participant or Beneficiary, the Administration Committee shall furnish copies of any such document described in this Section 16.03. The Administration Committee may assess a reasonable charge to the requesting person for the copies so furnished.

16.04 CLAIMS PROCEDURE. Prior to or upon becoming entitled to receive a Plan benefit, a Participant or Beneficiary (a "CLAIMANT") shall file a claim for such benefit with the Administration Committee at the time and in the manner prescribed by the Administration Committee. In addition, a claimant shall file a claim with the Administration Committee in the event that such person has been denied any right that such person claims to have under the Plan or Trust Agreement. The Administration Committee shall act upon such claims in accordance with the provisions of this Section 16.

16.05 APPEAL PROCEDURE FOR DENIAL OF BENEFITS. The Administration Committee shall provide adequate notice in writing to any claimant whose claim under the Plan has been denied. Such notice must be sent within 90 days after the date the claim is received by the Administration Committee unless special circumstances require an extension of time for processing the claim. Such extension shall not exceed 90 days, and no extension shall be allowed unless, within the initial 90 day period, the claimant is sent an extension notice indicating the special circumstances requiring the extension and specifying a date by which the Administration Committee expects to render its final decision. The Administration Committee's notice of denial to the claimant shall set forth:

       a.   the specific reason for the denial,

       b. specific references to pertinent Plan provision on which the denial is based,

       c. a description of any additional material and information needed for the claimant to perfect the claim and an explanation of why the material or information is needed,

       d.   a statement that the claimant may:

            1. request a review upon written application to the Administration Committee,

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            2.   review pertinent Plan documents, and

            3.   submit issues and comments in writing, and

       e. that any appeal the claimant wishes to make of the adverse determination must be made in writing to the Administration Committee within 60 days after receipt of the Administration Committee's notice of denial. The Administration Committee's notice must further advise the claimant that a failure to appeal the action to the Administration Committee in writing within the 60 day period shall render the Administration Committee's determination final, binding and conclusive.

If the claimant appeals to the Administration Committee, the claimant or the claimant's duly authorized representative may submit in writing issues and comments that such person determines to be pertinent. The Administration Committee shall reexamine all facts related to the appeal and make a final determination as to whether the denial was justified under the circumstances. The Administration Committee shall advise the claimant in writing of its decision on the appeal, the specific reasons for the decision and the specific Plan provisions on which the decision is based. The notice of the decision shall be given within 60 days after the claimant's written request for review, unless special circumstances (such as a hearing) would make the rendering of a decision within the 60 day period infeasible, but in no event shall the Administration Committee render a decision on appeal later than 120 days after its receipt of an appeal request. If an extension of time for review on appeal is required because of special circumstances, written notice of the extension shall be furnished to the claimant prior to the date the extension period commences. The Administration Committee's notice of denial shall identify the name of the Administration Committee representative and address to which the claimant may forward the appeal.
























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                                   ARTICLE 17

                            AMENDMENT OR TERMINATION

17.01  RIGHT TO AMEND.

       a. The Board reserves the right at any time and from time to time (and retroactively if deemed necessary or appropriate to meet the requirements of ERISA and Code Section 401(a)) to modify or amend, in whole or in part, any or all of the Plan's provisions.

       b. No such modification or amendment shall make it possible for any part of the corpus or income of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of Participants and Beneficiaries prior to the satisfaction of all liabilities with respect thereto. Moreover, no modification or amendment shall make it possible to deprive any Participant of a previously accrued benefit (including an optional form of benefit) within the meaning of Code Section 411(d)(6).

       c. The Administration Committee may adopt amendments that do not significantly affect the cost of the Plan and that may be necessary or appropriate to qualify or maintain the Plan and Trust as a plan and trust meeting the requirements of ERISA and of Code Sections 401(a) and 501(a).

17.02 RIGHT TO TERMINATE PLAN. The Board reserves the right to terminate the Plan at any time with respect to any or all Employers. Unless the Plan is sooner terminated, a successor to the business or any portion thereof of an Employer, by whatever form or manner resulting, with the written consent of the Company, may continue the Plan and become a party to the Trust Agreement by executing appropriate supplemental agreements and other documents, and such successor shall succeed to all applicable rights, powers and duties of such Employer with respect thereto. Any Participant's employment who is continued in the employ of such successor shall not be deemed to have been terminated or severed for any purpose of the Plan.

17.03 OBLIGATIONS UPON MERGER, CONSOLIDATION OR TRANSFER. In the event of any merger or consolidation with, or transfer of assets and liabilities to, any other plan, each Participant shall be entitled to receive a benefit if the Plan were to terminate immediately after the merger, consolidation or transfer, that is not less than the benefit that such person would have been entitled to receive if the Plan had terminated immediately before the merger, consolidation or transfer.

17.04 OBLIGATIONS UPON TERMINATION, PARTIAL TERMINATION OR DISCONTINUANCE. While the Company intends to continue the Plan indefinitely, nevertheless the Company assumes no contractual obligation as to the Plan's continuance. Upon termination or partial termination of the Plan and Trust Agreement by formal action or for any other reason, or if Plan contributions by the Employers are permanently discontinued for any reason, the Account Balances of all Participants directly affected by such action shall be fully vested and distribution to such Participants shall be made in cash or in kind as soon as administratively feasible after liquidation of the assets of the Trust. Notwithstanding the foregoing, an amount may only be distributed if the Employers do not maintain or establish another defined contribution plan at the time the Plan is terminated or within the 12 month period ending after distribution of all assets from the Plan, other than an employee stock ownership plan (as defined in Code Section 4975(e) or Code Section 409), a simplified employee pension plan (as defined in Code Section 408(k)) or a defined contribution plan if fewer than two percent of the Employees who are eligible under the Plan at the time of termination are or were eligible under such other defined contribution plan at any time during the 24 month period beginning 12 months before the Plan's termination. In addition, distributions made after March 31, 1988, on account of the Plan's termination must be made in a lump sum in accordance with Treasury Regulation Section 1.401(k)-1(d)(5).

17.05 CONTINUED FUNDING AFTER PLAN TERMINATION. Notwithstanding any Plan provision to the contrary, no Employer upon any termination or partial termination of the Plan shall have any obligation or liability whatsoever to make any further contributions for the benefit of Participants (including all or any part of any contributions payable prior to any Plan termination) to the Trust Fund. No person, committee or board shall have any right to compel an Employer to make any Plan contribution after the termination or partial termination of the Plan.

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17.06 DISTRIBUTION UPON DISPOSITION OF ASSETS OR SUBSIDIARY. Notwithstanding any Plan provision to the contrary and in accordance with the provisions of Code
Section 401(k)(2)(B)(i)(II), a Participant's Account may be distributed to the Participant as soon as administratively feasible after the sale or other disposition of substantially all of the assets used by the Participant's Employer in the trade or business in which the Participant is employed if the Participant is no longer employed by the Company or one of its subsidiaries or other affiliates that has adopted the Plan and the assets were not sold to a related employer. The Account of a Participant employed by the Company or one of its subsidiaries or other affiliates may be distributed to the Participant as soon as administratively feasible after the sale or other disposition of the Employer's interest in the subsidiary or other affiliate to an entity that is not a related Employer as long as the Participant continues employment with such other entity.































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                                   ARTICLE 18

                               GENERAL PROVISIONS

18.01 NO CONTRACT OF EMPLOYMENT; NO RIGHTS IMPLIED. The Plan shall not be deemed to constitute a contract between the Company or any Employer and any Employee. It is not a promise of continued employment by the Company or any Employer or of continued benefits as an Employee. Employees are employed "at will." Each Employer has and shall continue to have the absolute right and authority to dismiss any Employee at any time, with or without cause, without regard to the effect which such action may have upon an Employee as a Participant. Nothing in the Plan or Trust Agreement shall give any Employee, Participant, Beneficiary or any other person any legal or equitable right against the Trustee or its agents or employees, except as expressly provided by the Plan, the Trust or ERISA.

18.02 NONALIENATION. No portion of a Participant's or Beneficiary's Account Balance, including without limitation a distribution or payment therefrom, shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, whether voluntary or involuntary, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void; nor shall any such distribution or payment be in any way liable for or subject to the debts, contracts, liabilities, engagements or torts of any person entitled to such distribution or payment. If any Participant or Beneficiary is adjudicated bankrupt or purports to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any such distribution or payment voluntarily or involuntarily, the Administration Committee in its sole discretion may hold or cause to be held or applied such distribution or payment or any part thereof to or for the benefit of such Participant or Beneficiary in such manner as the Administration Committee shall direct. Notwithstanding the foregoing, the right to a benefit payable with respect to a Participant pursuant to a Qualified Domestic Relations Order (as defined Section 21.02) may be credited, assigned or recognized.

18.03 INCAPACITY. If any person entitled to receive any distribution or payment from the Plan is a minor or is legally, physically or mentally incapable of personally receiving and receipting for any such distribution or payment, the Administration Committee may instruct the Trustee to make such distribution or payment to such other person or institution then maintaining or in custody of such person. As a condition to the issuance of such instruction for the distribution or payment to such other person or institution, the Administration Committee may require such person or institution to secure an order, decree or judgment of a court of competent jurisdiction with respect to the incapacity of the person who would otherwise be entitled to receive the distribution or payment. Distributions and payments made pursuant to the foregoing shall completely discharge the Company, all Employers and Plan fiduciaries of any further liability with respect to such distribution or payment.

18.04 SERVICE IN MORE THAN ONE CAPACITY. Any person may serve in more than one fiduciary capacity with respect to the Plan and Trust.

18.05 INTENT TO QUALIFY. The Company intends that the Plan shall be a tax-qualified profit sharing plan and that the Trust shall be a tax-exempt trust within the meaning of Code Sections 401(a) and 501(a), respectively, and the Treasury Regulations promulgated thereunder. In the event that any question of interpretation arises in connection with the administration of the Plan, such question shall be resolved in a manner that will not jeopardize the continued tax qualification of the Plan or the tax-exemption of the Trust.










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                                   ARTICLE 19

                      ROLLOVER CONTRIBUTIONS AND TRANSFERS

19.01  ROLLOVER FROM OTHER PLANS.  In the event that an individual:

       a. becomes an Employee eligible to participate in the Plan or not eligible to participate in the Plan solely because such Employee has not yet completed a Year of Eligibility Service or does not elect to make Salary Reduction Contributions,

       b.   was a participant in another employer's tax-qualified plan,

       c. received from such plan a distribution that qualifies for rollover treatment in accordance with the Code, and

       d. such distribution consists of money or other property, but only if the other property has been sold and converted to money after the distribution,

then, the Employee may transfer any portion of the distribution to the Plan on or before the 60th day after the day on which the Employee received such property, and upon receipt by the Plan, such amount shall be credited to the Employee's Rollover Contribution Account. The Employee shall have a fully vested interest in all amounts credited to such Employee's Rollover Contribution Account as a result of such transfer.

19.02 ROLLOVER FROM CONDUIT INDIVIDUAL RETIREMENT ARRANGEMENT. In the event that an individual:

       a. becomes an Employee eligible to participate in the Plan or not eligible to participate in the Plan solely because such Employee has not yet completed a Year of Eligibility Service or does not elect to make Salary Reduction Contributions,

       b. established an individual retirement account or individual retirement annuity (an "IRA") described in Code Sections 408(a) and 408(b), respectively, that is comprised solely of amounts constituting a rollover contribution of a distribution from a previous employer's tax-qualified plan, and

       c. received from such IRA the entire amount of the account or the entire value of the annuity, including any earnings on such account or annuity, pursuant to Code Section 408(d)(3)(A)(ii),

then the Employee may transfer any portion of the distribution to the Plan on or before the 60th day after the day on which the Employee received such distribution, and upon receipt by the Plan, such amount shall be credited to the Employee's Rollover Contribution Account. The Employee shall have a fully vested interest in all amounts credited to such Employee's Rollover Contribution Account as a result of such transfer.

19.03 TRANSFERS DIRECTLY FROM OTHER PLANS. An Employee who is not eligible to participate in the Plan solely because such Employee has not yet completed a Year of Eligibility Service or does not elect to make Salary Reduction Contributions may arrange with the Administration Committee to transfer an amount to the Plan directly from the trustee of any other tax-qualified plan; provided that such transfer satisfies the requirements of Code Section 411(d)(6). A separate subaccount shall be established for the transferred assets allocable to each Employee. Notwithstanding the foregoing, an Employee may not transfer any amount to the Plan that if transferred would cause the Plan to be a direct or indirect transferee plan (within the meaning of Code Section 401(a)(11)(B)(iii)(III) and the Treasury Regulations promulgated thereunder) of a plan described in Code Section 401(a)(11)(B)(i) or (ii).

19.04 MISTAKEN ROLLOVER. If a Participant's Rollover Contribution fails to qualify under the Code as a tax-free rollover, then as soon as administratively feasible the balance in the Participant's Rollover Contribution Account shall be:

       a.   segregated from all other Plan assets,

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       b. treated as a nonqualified trust established by and for the benefit of the Participant, and

       c.   distributed to the Participant.

Such a mistaken Rollover Contribution shall be deemed never to have been a part of the Plan and shall not adversely affect the Plan's tax-qualification.


























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                                   ARTICLE 20

                              TOP-HEAVY PROVISIONS

20.01 TOP-HEAVY PLAN DEFINED. This Article shall apply if the Plan is a "TOP-HEAVY PLAN." The Plan shall be a Top-Heavy Plan in a Plan Year if, as of the Determination Date, the present value of the cumulative accrued benefits (as calculated below) of all Key Employees exceeds 60% of the present value of the cumulative accrued benefits in the Plan of all Employees and Key Employees, but excluding the value of the accrued benefits of former Key Employees. All plans that are part of the Required Aggregation Group shall be treated as a single plan.

Solely for the purpose of determining if the Plan, or any other plan included in a Required Aggregation Group of which the Plan is a part, is a Top-Heavy Plan, the accrued benefit of a Non-Key Employee shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Company and its subsidiaries and other affiliates, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code Section 411(b)(1)(C).

The present value of an Employee's accrued benefit shall be equal to the sum of
a. and b. below:

       a. the sum of (i) the present value of an Employee's accrued retirement income in each defined benefit plan that is included in the Required Aggregation Group determined as of the most recent valuation date within the 12 month period ending on the Determination Date and as if the Employee had terminated employment with all Employers as of such valuation date, and (ii) the aggregate distribution made with respect to such Employee during the five year period ending on the Determination Date from all defined benefit plans included in the Required Aggregation Group and not reflected in the value of the Employee's accrued retirement income as of the most recent valuation date. In determining present value for all plans in the Required Aggregation Group, the actuarial assumptions set forth for such purpose in the Employer's defined benefit plan shall be utilized and the commencement date shall be determined taking any nonproportional subsidy into account, and

       b. the sum of (i) the aggregate balance of the Employee's accounts in all defined contribution plans that are part of the Required Aggregation Group as of the most recent valuation date within the 12 month period ending on the Determination Date, (ii) any contributions allocated to such an account after the valuation date and on or before the Determination Date and (iii) the aggregate distributions made with respect to such Employee during the five year period ending on the Determination Date from all defined contribution plans that are part of the Required Aggregation Group and not reflected in the value of such Employee's account as of the most recent valuation date.

20.02 OTHER DEFINITIONS. Some of the terms used in Article 20 are defined as follows:

       a.   "DETERMINATION DATE" shall mean the last day of the preceding Plan
       Year.

       b. "EMPLOYEE" shall mean a current Employee or a former Employee who performed services for any of the Employers during the Plan Year containing the Determination Date or any of the four preceding Plan Years.

       c. "KEY EMPLOYEE" shall mean an Employee, a former Employee or the Beneficiary of a deceased Employee who, in the Plan Year containing the Determination Date, or any of the four preceding Plan Years, is:

            1. an officer of an Employer having an annual Compensation greater than 50% of the amount in effect under Code Section 415(b)(1)(A) for any such Plan Year. Not more than 50 Employees or, if lesser, the greater of three Employees or ten percent of the Employees shall be considered as officers.

            2. one of the ten Employees owning (or considered as owning within the meaning of Code Section 318) the largest interests in the Employers, which is more than .5% ownership interest

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            in value, and whose Compensation equals or exceeds the maximum dollar limitation under Code Section 415(c)(1)(A) as in effect for the calendar year in which the Determination Date falls.

            3.   a five percent owner of an Employer.

            4. a one percent owner of an Employer having an annual Compensation from the Employer of more than $150,000.

       Whether an Employee is a five percent owner or a one percent owner shall be determined in accordance with Code Section 416(i).

       d.   "NON-KEY EMPLOYEE" shall mean an Employee who is not a Key Employee.

       e.   "REQUIRED AGGREGATION GROUP" shall mean:

            1. each stock bonus, pension or profit sharing plan of the Employers in which a Key Employee participates and which is intended to qualify under Code Section 401(a), and

            2. each other such stock bonus, pension or profit sharing plan of the Employers that enables any plan in which a Key Employee participates to meet the requirements of Code Sections 401(a)(4) or 410.

20.03 TOP-HEAVY CONTRIBUTIONS. Solely in the event that a Non-Key Employee is not covered by a defined benefit plan of an Employer that provides the minimum benefit required by Code Section 416(c)(1) during a Plan Year in which the Plan is a Top-Heavy Plan, the Employer contributions and forfeitures allocated to each such Non-Key Employee who has not separated from service by the end of the Plan Year shall be equal to not less than the lesser of:

       a. three percent of such Participant's Compensation in the Plan Year, or

       b. the percentage of such Participant's Compensation in the Plan Year that is equal to the percentage of which contributions and forfeitures are made to the Key Employee for whom such percentage is the highest for the year.

The percentage referred to in Section 20.03b shall be determined by dividing the contributions and forfeitures allocated to the Key Employee by such Employee's Compensation. The Employers shall make such additional contributions to the Plan as shall be necessary to make the allocation described above. This Section applies without regard to contributions or benefits under Social Security or any other Federal or State law. An adjustment may be made to this Section, as permitted under Treasury Regulations, in the event an Employee is also entitled to an increased benefit in any other Top-Heavy Plan while such plan is in the Aggregation Group with the Plan.

A Non-Key Employee who is otherwise entitled to a minimum contribution shall not fail to receive the required minimum contribution because the Employee is excluded from participation because the Employee failed to make Salary Reduction Contributions or because the Employee failed to accrue 1,000 Hours of Service during the Plan Year.

20.04  ADJUSTMENT TO LIMITATION ON ANNUAL ADDITIONS.

       a. If an Employer also maintains a tax-qualified defined benefit plan (as defined in Section 3(35) ERISA and Code Section 414(j)) and which is not part of a floor-offset arrangement (as defined in Code Section 414(k)), then the denominator of both the Defined Benefit Plan Fraction and Defined Contribution Plan Fraction, as set forth in Section 4.08, for the Limitation Year ending in such Plan Year shall be adjusted by substituting 1 for 1.25 in each place where such figure occurs.

       b.   The adjustments referred to in Section 20.04a are not required if:

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            1. the Plan would not be a Top-Heavy Plan if 90% were substituted for 60% in Section 20.01, and

            2. Section 20.03a. is adjusted by substituting four percent for three percent where such number appears.

       c. The adjustments referred to in Section 20.04a do not apply to any Participant as long as no Employer contributions, forfeitures, salary deferrals or nondeductible voluntary contributions are allocated to such Participant's Account, and the Participant does not accrue any benefits under any defined benefit plan maintained by the Employer.

























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                                   ARTICLE 21

                       QUALIFIED DOMESTIC RELATIONS ORDERS

21.01 TERMS OF QDRO. Section 18.02 shall not apply to a Qualified Domestic Relations Order if such order:

       a. creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of a Participant's Account Balance,

       b.   clearly specifies:

            1. the name and the last known mailing address if any of the Participant and the name and mailing address of each Alternate Payee covered by the order,

            2. the amount or percentage of the Participant's Account Balance to be distributed by the Plan to each Alternate Payee or the manner in which such amount or percentage is to be determined,

            3. the period to which such order applies, and the Valuation Date on which the division shall be made, and

            4.   the name of the plan to which such order applies,

       c. does not require the Plan to provide any type or form of distribution or any optional form of payment not provided by the Plan,

       d. does not require the Plan to provide increased benefits (other than investment earnings of the Alternate Payee's separate account), and

       e. does not require the distribution of any portion of an Account Balance to an Alternate Payee that is required to be paid to another Alternate Payee under another order previously determined to be a Qualified Domestic Relations Order.

21.02 QDRO DEFINITIONS. Some of the terms used in Article 21 are defined as follows:

       a. "QUALIFIED DOMESTIC RELATIONS ORDER" shall mean any judgment, decree or order (including approval of a property settlement agreement) that:

            1. relates to the provision of child support, alimony payments or marital property rights to a spouse, former spouse, child or other dependent of a Participant,

            2. is made pursuant to a state domestic relations law (including a community property law), and

            3.   meets the requirements of the foregoing Section 21.01.

       b. "ALTERNATE PAYEE" shall mean any spouse, former spouse, child or other dependent of a Participant who is recognized by a Qualified Domestic Relations Order as having a right to receive all or a portion of the Account Balance payable from the Plan with respect to such Participant.

21.03 DISTRIBUTION BEFORE TERMINATION OF EMPLOYMENT. In the case of any distribution made before a Participant has terminated employment under the Plan, a Qualified Domestic Relations Order shall not be considered as failing to meet the requirements of Section 21.01 solely because such order requires that a distribution be made to an Alternate Payee:

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       a. on or after the date on which the Participant attains (or would have attained) the Earliest Retirement Age (as defined below),

       b. as if the Participant had retired on the date on which such distribution is to be made under such order (but taking into account only the Participant's Account Balance on such date), and

       c. in any form in which such distribution may be paid from the Plan to the Participant.

The term "EARLIEST RETIREMENT AGE" shall mean the earlier of (i) the date on which the Participant would be entitled to a distribution from the Plan, or (ii) the later of (1) the date the Participant attains age 50, or (2) the earliest date on which the Participant could begin receiving benefits from the Plan if he separated from service under the Plan.

Notwithstanding the foregoing, the Administration Committee shall comply with any Qualified Domestic Relations Order that requires distribution to an Alternate Payee at anytime after the Administration Committee accepts the Qualified Domestic Relations Order, without regard to the continued employment under the Plan or not of the Participant to whom the Qualified Domestic Relations Order relates.

21.04 TREATMENT OF FORMER SPOUSE. To the extent provided in any Qualified Domestic Relations Order:

       a. the former spouse of a Participant shall be treated as a "SURVIVING SPOUSE" of such Participant for purposes of Code Sections 401(a)(11) and 417, and any spouse of the Participant shall not be treated as a spouse of the Participant for such purposes, and

       b. if married for at least one year to the Participant, such former spouse shall be treated as meeting the requirements of Code Section 417(d).

21.05 NOTIFICATION OF RECEIPT OF ORDER. The Administration Committee shall promptly notify the Participant and Alternate Payee of the receipt of a proposed Qualified Domestic Relations Order and of the Plan's procedure for determining whether the proposed Qualified Domestic Relations Order meets the requirements of a Qualified Domestic Relations Order. Within a reasonable time after receipt of such proposed Qualified Domestic Relations Order, the Administration Committee shall determine whether such proposed Qualified Domestic Relations Order meets the requirements of a Qualified Domestic Relations Order. The Administration Committee may act in accordance with such procedures as it shall from time to time establish. The Administration Committee shall notify the Participant and Alternate Payee of its determination.

21.06 SEPARATE ACCOUNTING. During any period in which the issue of whether a proposed Qualified Domestic Relations Order meets the requirements stated above is being determined, the Administration Committee shall separately account for the amounts (the "SEGREGATED AMOUNTS") that would have been payable to the Alternate Payee during such period if the proposed Qualified Domestic Relations Order had been determined to be a Qualified Domestic Relations Order. If, within 18 months, such proposed Qualified Domestic Relations Order is determined to be a Qualified Domestic Relations Order, the Administration Committee shall pay the segregated amounts (adjusted for investment earnings and losses thereon) to the person or persons entitled thereto. If, within 18 months, such proposed Qualified Domestic Relations Order is determined not to be a Qualified Domestic Relations Order, or the issue as to whether such proposed Qualified Domestic Relations Order so qualifies is not resolved, then the Administration Committee shall pay the segregated amount (adjusted for investment earnings and losses thereon) to the person or persons who would have been entitled to such amounts if there had been no proposed Qualified Domestic Relations Order. Any determination that a proposed Qualified Domestic Relations Order is a Qualified Domestic Relations Order that is made after the end of the 18 month period shall be applied prospectively only.






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                                   ARTICLE 22

                             EMPLOYER PARTICIPATION

22.01 ADOPTION BY EMPLOYERS. Any corporation with employees that is a member of an affiliated group of corporations (as defined in Code Section 1504(a)) of which the Company is the common parent corporation and that is otherwise legally eligible may with the consent and approval of the Board adopt the Plan and the Trust by formal resolution and decision of its own board of directors for all or any classification of its employees and thereby from and after the specified effective date of the adoption become an Employer. Such adoption shall be evidenced by a resolution of the Board authorizing, consenting to, containing or incorporating by reference such resolution or decision of the adopting corporation. The adoption resolution or decision shall become, as to such adopting corporation and its employees, a part of the Plan as then or subsequently amended. The adopting corporation shall not be required or permitted to sign or execute the Plan document or any amendment thereto. The Plan's effective date for any such adopting corporation shall be that stated in the resolution or decision of adoption of the adopting corporation, and from and after such effective date the adopting corporation shall assume all the rights, obligations and liabilities of the Employer as to its employees. The administrative powers and control granted to the Company, including the sole right of amendment of the Plan and Trust and of appointment and removal of the Administration Committee, the Investment Committee and their respective successors, shall not be diminished by reason of the participation of any such adopting employer in the Plan.

22.02 WITHDRAWAL BY EMPLOYER. Any Employer, by action of its board of directors and upon notice to the Company and the Trustee, may withdraw from the Plan and Trust at anytime without affecting the other Employers not withdrawing, by complying with the Plan's provisions. Termination of the Plan as it relates to any Employer upon its withdrawal shall be governed by the provisions of
Article 17. A withdrawing Employer may arrange for the continuation of the Plan and Trust by itself or its successor in separate form for its own Employees, with such amendments, if any, as it may deem proper or may arrange for continuation of the Plan and Trust by merger with an existing tax-qualified plan and transfer of such portion of the Trust assets as the Administration Committee determines are allocable to the Employees of the withdrawing Employer. The Company may, in its sole discretion and in any reasonable manner, terminate an Employer's adoption of the Plan at any time when the Employer is no longer a member of the group that entitles it to adopt the Plan pursuant to Section 22.01 or when in the Company's judgment the Employer fails or refuses to discharge its obligations under the Plan after delivery of such notice and opportunity to cure as may be appropriate under the circumstances.

22.03 ADOPTION CONTINGENT UPON INITIAL AND CONTINUED QUALIFICATION. The adoption of the Plan and Trust by an Employer as provided in Section 22.01 shall be contingent upon and subject to the condition that the adoption of the Plan and Trust by the adopting Employer does not adversely affect the continued tax qualification of the Plan and Trust as to all Employers. The Company may request a determination letter from the Internal Revenue Service with respect to the adopting Employer. In the event the Plan or the Trust become disqualified for any reason as to an adopting Employer, the portion of the Trust Fund allocable to the Employees of the adopting Employer shall be segregated as soon as is administratively feasible pending the requalification of the Plan and Trust as to the adopting Employer; the withdrawal of such adopting Employer from the Plan and Trust; or the termination of the Plan and Trust as to the adopting Employer and its Employees.










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                                   ARTICLE 23

                                  MISCELLANEOUS

23.01 RECEIPTS. Any payment in accordance with the Plan provisions to any Participant or to such person's legal representative or a Beneficiary of such person's entire Account Balance as reflected in the Plan records shall be in full satisfaction of all claims against the Plan and Trust and their respective fiduciaries, agents and representatives. The Administration Committee may require any payee, as a condition precedent to such payment, to execute a receipt and release therefor in such form as the Administration Committee shall specify.

23.02 NO GUARANTEE OF INTEREST. Neither the Trustee, the Administration Committee, the Investment Committee, nor any Employer guarantees the Trust Fund from loss or depreciation. No Employer guarantees the payment of any money or other value that may be or become due to any person from the Trust Fund. The liability of the Administration Committee, the Investment Committee and the Trustee to make any payment from the Trust Fund is limited to the then available assets of the Trust Fund.

23.03 PAYMENT OF EXPENSES. All expenses incident to the administration, termination and protection of the Plan and Trust, including but not limited to legal, accounting and Trustee fees, shall be paid by the Employers, except that in case of the Employers' failure to pay such expenses, the expenses shall be paid from the Trust Fund and until paid shall constitute a first and prior claim and lien against the Trust Fund.

23.04 RECORDS. The Employers' records as to any employment data of any person with respect to the Plan shall be conclusive against all persons and for all purposes, unless such records are determined by the Administration Committee to be erroneous.

23.05 INTERPRETATIONS AND ADJUSTMENTS. To the fullest extent permitted by law, any Plan interpretation or decision on any matter made in good faith by the Administration Committee within its discretion shall be final, conclusive and binding on all persons for all purposes. The Administration Committee shall correct any misstatement or other mistake in such manner as it determines to be equitable and practicable.

23.06 EVIDENCE. Evidence required of any person in connection with the Plan may be by certificate, affidavit, document or other form that the person acting on it considers pertinent and reliable.

23.07 SEVERABILITY. In the event any Plan provision shall be held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining Plan provisions but shall be fully severable, and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included in the Plan.

23.08 NOTICE. Any notice required by the Plan shall be deemed delivered when personally delivered or placed in the United States mail in an envelope addressed to the last known address of the person to whom the notice is to be given. Any person entitled to notice under the Plan may waive the notice.

23.09 SUCCESSORS. The Plan and Trust shall be binding upon all persons entitled to any Plan benefits and upon all persons who have received Plan benefits and their respective heirs and legal representatives; upon each Employer and their respective successors and assigns; upon the Trustees and their successors; and upon the committees and their successors.

23.10 HEADINGS. The titles and headings of Articles and Sections are included for convenience and reference only and are not to be considered in the construction of the Plan provisions.

23.11 GOVERNING LAW. All questions arising with respect to the Plan's provisions shall be determined by application of the laws of the State of Texas except to the extent Texas law is preempted by ERISA or other applicable Federal law.


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     IN WITNESS WHEREOF, MICHAELS STORES, INC. has caused this instrument to be executed by its duly authorized officer on this 25th day of September, 1996, but otherwise effective as stated herein.

                                      MICHAELS STORES, INC.



                                      By:  /s/ R.D. Morris
                                          -----------------------------------
                                      Its: Executive Vice President &
                                            Chief Financial Officer
                                          -----------------------------------
















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                                 APPENDIX I

     Employment with any of the following entities immediately preceding employment with an Employer will affect the Employment Commencement Date:


                            Answer Systems, Inc;
             Central Staff, Inc. (formerly Executive Records)
               Decision Systems, Inc. and its predecessors
                          Financial Marketing, Inc.
                Fourth Generation Software Services, Inc.
                                 GRI, Inc.
           Informatics General Corporation and its predecessors
       Informatics General Systems Corporation and its predecessors
                       Knowledge Systems Concepts, Inc.
                          Lakestone Systems, Inc.
                       Management Control Systems, Inc.
                      Metro-Mark Integrated Systems, Inc.
                        National Systems Corporation
                             Net America Corp.
                          Pacesetter Systems, Inc.
                          Peoples Restaurants, Inc.
                                Photomatrix
                           Restaurant Property Co.
                    SSI Midlantic Software Services, Inc.
                    SSI National Software Services, Inc.
                   SSI New England Software Services, Inc.
                    SSI Southwest Software Services, Inc.
                     SSI Western Software Services, Inc.
     Sterling Check Liquidation, Inc. (formerly Check Consultants, Inc.)
                           and its predecessors
                     Sterling Distribution Services, Inc.
                  Sterling Legal Information Services, Inc.
          Sterling Professional Services, Inc. and its predecessors
                Sterling Software, Inc. and its predecessors
     Sterling Software (America), Inc. (formerly Ordernet Services, Inc.) Sterling Software (Midwest), Inc. (formerly Creative Data Systems, Inc.)
                           and its predecessors
  Sterling Software (North America), Inc. (formerly Systems Center, Inc. and Software Laboratories, Inc.--Communications Division) and their predecessors
    Sterling Software (Northern America), Inc. (formerly Directions, Inc.)
                            and its predecessors
   Sterling Software (U.S.), Inc. (formerly Sterling Federal Systems, Inc.) Sterling Software (U.S.A.), Inc. (formerly Systems Software Marketing, Inc.
          and Software Laboratories, Inc.) and their predecessors
   Sterling Software (U.S. of America), Inc. (formerly Systems Center, Inc.--
             Systems Management Division) and its predecessors
   Sterling Software (United States), Inc. (formerly Dylakor, Inc. and Zanthe
                 Information, Inc.) and their predecessors
  Sterling Software (United States of America), Inc. (formerly Systems Center,
             Inc.--VM Software Division) and its predecessors
               Sterling ZeroOne, Inc. and its predecessors
                          Texas Arkansas Petroleum
                              USA Cafe's Inc.
           USA Cafe's Limited Partnership and its predecessors
                              WylyCollection
                ZeroOne Systems, Inc. and its predecessors


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                               DIVESTITURE DATES:

                   Pacesetter Systems, Inc. - August 13, 1984































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                                   APPENDIX II

     The purpose of this Appendix II is to amend certain provisions of the Plan document originally executed on February 26, 1987 (the "1987 PLAN DOCUMENT"). The amendments contained in this Appendix II relate only to the 1987 Plan Document and, unless expressly provided to the contrary in this Appendix II, do not affect any of the provisions of the Plan document to which this Appendix II is attached. The amendments to the 1987 Plan Document as reflected in this Appendix II were requested by the Internal Revenue Service as a condition to the issuance of a favorable determination letter on the Plan documents, including the 1987 Plan Document.

          A. Section 3.02 of the 1987 Plan Document is amended by deleting the following language at the end of the first sentence thereof: ", AND (ii) REMAINS EMPLOYED DURING THAT ENTIRE TWELVE (12) MONTH PERIOD."

          B. Section 7.01 of the 1987 Plan Document is amended by inserting the following language at the end of the first sentence thereof:
     "; PROVIDED, THAT IN NO EVENT SHALL A PARTICIPANT'S NORMAL RETIREMENT AGE EXCEED AGE 65."

     No other amendments are made by this Appendix II to the 1987 Plan Document.
















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